THIS INSTRUMENT WAS PREPARED
UNDER THE SUPERVISION OF:
R. ALEXANDER GLENN, ASSOCIATE GENERAL COUNSEL
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
100 CENTRAL AVENUE
ST. PETERSBURG, FLORIDA 33701

--------------------------------------------------------------------------------

                            FLORIDA POWER CORPORATION
                       d/b/a PROGRESS ENERGY FLORIDA, INC.

                                       TO

                           FIRST CHICAGO TRUST COMPANY
                              OF NEW YORK, TRUSTEE

                              ---------------------

                                   FORTY-FIRST
                             SUPPLEMENTAL INDENTURE

                          DATED AS OF FEBRUARY 1, 2003

                              --------------------

           This is a security agreement covering personal property as well as a mortgage upon real estate and other property.

                             SUPPLEMENT TO INDENTURE
                  DATED AS OF JANUARY 1, 1944, AS SUPPLEMENTED

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS*

                                                                                                                        PAGE
                                                                                                                        ----
RECITALS..........................................................................................................        2
GRANTING LANGUAGE.................................................................................................        5
ARTICLE I--THE NEW SERIES BONDS...................................................................................        7
         A.   Creation of First Mortgage Bonds, 4.80% Series due 2013.............................................        7
         B.   Creation of First Mortgage Bonds, 5.90% Series due 2033.............................................       12
         C.   Form of The New Series Bonds........................................................................       17
         D.   Payment of Interest on the New Series Bonds.........................................................       24
ARTICLE II--ADDITIONAL COVENANTS..................................................................................       25
ARTICLE III--RESERVATION OF AMENDMENT.............................................................................       26
ARTICLE IV--CONSENT TO AMENDMENTS.................................................................................       26
ARTICLE V--SUNDRY PROVISIONS......................................................................................       27

EXHIBITS:

EXHIBIT A--RECORDING INFORMATION................................................................................        A-1
EXHIBIT B--PROPERTY DESCRIPTIONS................................................................................        B-1

---------------
* The headings listed in this Table of Contents are for convenience only and should not be included for substantive purposes as part of this Supplemental Indenture.

                                    RECITALS

         SUPPLEMENTAL INDENTURE, dated as of the 1st day of February 2003, made and entered into by and between FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC., a corporation of the State of Florida (hereinafter sometimes called the "Company"), party of the first part, and FIRST CHICAGO TRUST COMPANY OF NEW YORK, a New York trust company, whose address is 151 West 51st Street, 5th Floor, New York, New York 10019 (hereinafter sometimes called the "Trustee"), as Trustee, party of the second part.

WHEREAS, the Company has heretofore executed and delivered an indenture of mortgage and deed of trust, titled the Indenture, dated as of January 1, 1944, and the same has been recorded in the public records of the counties listed on EXHIBIT A hereto, on the dates and in the official record books and at the page numbers listed thereon, and for the purpose of preventing the extinguishment of said Indenture under Chapter 712, Florida Statutes, the above-referred-to Indenture applicable to each county in which this instrument is recorded is hereby incorporated herein and made a part hereof by this reference thereto (said Indenture is hereinafter referred to as the "Original Indenture" and with the below-mentioned forty Supplemental Indentures and this Supplemental Indenture and all other indentures, if any, supplemental to the Original Indenture collectively referred to as the "Indenture"), in and by which the Company conveyed and mortgaged to the Trustee certain property therein described to secure the payment of all bonds of the Company to be issued thereunder in one or more series; and

WHEREAS, pursuant to and under the terms of the Original Indenture, the Company issued $16,500,000 First Mortgage Bonds, 3 3/8% Series due 1974; and

WHEREAS, subsequent to the date of the execution and delivery of the Original Indenture, the Company has from time to time executed and delivered forty indentures supplemental to the Original Indenture (collectively, the "Supplemental Indentures"), providing for the creation of additional series of bonds secured by the Original Indenture and/or for amendment of certain terms and provisions of the Original Indenture and of indentures supplemental thereto, such Supplemental Indentures, and the purposes thereof, being as follows:

       SUPPLEMENTAL INDENTURE
              AND DATE                                          PROVIDING FOR:
--------------------------------------     ----------------------------------------------------------
First    July 1, 1946                      $4,000,000 First Mortgage Bonds, 2 7/8% Series due 1974

Second   November 1, 1948                  $8,500,000 First Mortgage Bonds, 3 1/4% Series due 1978

Third    July 1, 1951                      $14,000,000 First Mortgage Bonds, 3 3/8% Series due 1981

Fourth   November 1, 1952                  $15,000,000 First Mortgage Bonds, 3 3/8% Series due 1982

Fifth    November 1, 1953                  $10,000,000 First Mortgage Bonds, 3 5/8% Series due 1983

       SUPPLEMENTAL INDENTURE
              AND DATE                                          PROVIDING FOR:
--------------------------------------     ----------------------------------------------------------
Sixth          July 1, 1954                $12,000,000 First Mortgage Bonds, 3 1/8% Series due 1984

Seventh        July 1, 1956                $20,000,000 First Mortgage Bonds, 3 7/8% Series due
                                           1986, and amendment of certain provisions of the
                                           Original Indenture

Eighth         July 1, 1958                $25,000,000 First Mortgage Bonds, 4 1/8% Series due
                                           1988, and amendment of certain provisions of the
                                           Original Indenture

Ninth          October 1, 1960             $25,000,000 First Mortgage Bonds, 4 3/4% Series due 1990

Tenth          May 1, 1962                 $25,000,000 First Mortgage Bonds, 4 1/4% Series due 1992

Eleventh       April 1, 1965               $30,000,000 First Mortgage Bonds, 4 5/8% Series due 1995

Twelfth        November 1, 1965            $25,000,000 First Mortgage Bonds, 4 7/8% Series due 1995

Thirteenth      August 1, 1967             $25,000,000 First Mortgage Bonds, 6 1/8% Series due 1997

Fourteenth     November 1, 1968            $30,000,000 First Mortgage Bonds, 7% Series due 1998

Fifteenth      August 1, 1969              $35,000,000 First Mortgage Bonds, 7 7/8% Series due 1999

Sixteenth      February 1, 1970            Amendment of certain provisions of the Original Indenture

Seventeenth    November 1, 1970            $40,000,000 First Mortgage Bonds, 9% Series due 2000

Eighteenth     October 1, 1971             $50,000,000 First Mortgage Bonds, 7 3/4% Series due 2001

Nineteenth     June 1, 1972                $50,000,000 First Mortgage Bonds, 7 3/8% Series due 2002

Twentieth      November 1, 1972            $50,000,000 First Mortgage Bonds, 7 1/4% Series A due 2002

Twenty-First   June 1, 1973                $60,000,000 First Mortgage Bonds, 7 3/4% Series due 2003

Twenty-Second  December 1, 1973            $70,000,000 First Mortgage Bonds, 8% Series A due 2003

Twenty-Third   October 1, 1976             $80,000,000 First Mortgage Bonds, 8 3/4% Series due 2006

Twenty-Fourth  April 1, 1979               $40,000,000 First Mortgage Bonds, 6 3/4-6 7/8% Series due 2004-2009

Twenty-Fifth   April 1, 1980               $100,000,000 First Mortgage Bonds, 13 5/8% Series due 1987

Twenty-Sixth   November 1, 1980            $100,000,000 First Mortgage Bonds, 13.30% Series A due 1990


       SUPPLEMENTAL INDENTURE
              AND DATE                                          PROVIDING FOR:
--------------------------------------     ----------------------------------------------------------
Twenty-Seventh     November 15, 1980       $38,000,000 First Mortgage Bonds, 10-10 1/4% Series due
                                           2000-2010
Twenty-Eighth      May 1, 1981             $50,000,000 First Mortgage Bonds, 9 1/4% Series A due 1984

Twenty-Ninth       September 1, 1982       Amendment of certain provisions of the Original Indenture

Thirtieth          October 1, 1982         $100,000,000 First Mortgage Bonds, 13 1/8% Series due 2012

Thirty-First       November 1, 1991        $150,000,000 First Mortgage Bonds, 8 5/8% Series due 2021

Thirty-Second      December 1, 1992        $150,000,000 First Mortgage Bonds, 8% Series due 2022

Thirty-Third       December 1, 1992        $75,000,000 First Mortgage Bonds, 6 1/2% Series due 1999

Thirty-Fourth      February 1, 1993        $80,000,000 First Mortgage Bonds, 6-7/8% Series due 2008

Thirty-Fifth       March 1, 1993           $70,000,000 First Mortgage Bonds, 6-1/8% Series due 2003

Thirty-Sixth       July 1, 1993            $110,000,000 First Mortgage Bonds, 6% Series due 2003

Thirty-Seventh     December 1, 1993        $100,000,000 First Mortgage Bonds, 7% Series due 2023

Thirty-Eighth      July 25, 1994           Appointment of First Chicago Trust Company of New York
                                           as successor Trustee and resignation of former Trustee
                                           and Co-Trustee

Thirty-Ninth       July 1, 2001            $300,000,000 First Mortgage Bonds, 6.650% Series due 2011

Fortieth           July 1, 2002            $240,865,000 First Mortgage Bonds in three series as
                                           follows: (i) $108,550,000 Pollution Control Series
                                           2002A Bonds due 2027; (ii) $100,115,000 Pollution
                                           Control Series 2002B Bonds due 2022; and (iii)
                                           $32,200,000 Pollution Control Series 2002C Bonds due 2018;
                                           and reservation of amendment of certain provisions of the
                                           Original Indenture

WHEREAS, the Supplemental Indentures have each been recorded in the public records of the counties listed on EXHIBIT A hereto, on the dates and in the official record books and at the page numbers listed thereon; and

WHEREAS, subsequent to the date of the execution and delivery of the Fortieth Supplemental Indenture the Company has purchased, constructed or otherwise acquired certain property hereinafter referred to, and the Company desires by this Supplemental Indenture to confirm the lien of the Original Indenture on such property; and

WHEREAS, the Company desires by this Supplemental Indenture to create two new series of bonds to be designated as (i) First Mortgage Bonds, 4.80% Series due 2013 (the "2013 Bonds") and (ii) First Mortgage Bonds, 5.90% Series due 2033 (the "2033 Bonds" and together with the 2013 Bonds, sometimes herein collectively called the "New Series Bonds"), to be issued under the Original Indenture pursuant to Section 2.01 of the Original Indenture, and also desires to deliver to the Trustee prior to or simultaneously with the authentication and delivery of the initial issue of Six Hundred Fifty Million Dollars ($650,000,000) principal amount of New Series Bonds pursuant to Section 4.03 of the Original Indenture the documents and instruments required by said section; and

WHEREAS, the Company in the exercise of the powers and authority conferred upon and reserved to it under and by virtue of the Indenture, and pursuant to the resolutions of its Board of Directors (as defined in the Indenture, which definition includes any duly authorized committee of the Board of Directors, including the First Mortgage Bond Indenture Committee of the Board of Directors) has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That Florida Power Corporation d/b/a Progress Energy Florida, Inc., in consideration of the premises and of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued and to be issued under the Indenture, according to their tenor and effect, does hereby confirm the grant, sale, resale, conveyance, assignment, transfer, mortgage and pledge of the property described in the Original Indenture and the Supplemental Indentures (except such properties or interests therein as may have been released or sold or disposed of in whole or in part as permitted by the provisions of the Original Indenture), and hath granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents doth grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto First Chicago Trust Company of New York, as Trustee, and to its successors in the trust and to its successors and assigns, forever, all property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution of this Supplemental Indenture or which may be hereafter acquired by it, including (but not limited to) all property which it has acquired subsequent to the date of execution of the Fortieth Supplemental Indenture and situated in the State of Florida, including without limitation the property described on EXHIBIT B hereto (in all cases, except such property as is expressly excepted by the Original Indenture from the lien and operation thereof); and without in any way limiting or impairing by the enumeration of the same the scope and intent of the foregoing, all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all power houses, facilities for utilization of natural gas, street lighting systems, if any, standards and other equipment incidental thereto, telephone, radio and television systems, microwave systems, facilities for utilization of water, steam heat and hot water plants, if any, all substations, lines, service and supply systems, bridges, culverts, tracks, offices, buildings and other structures and equipment and fixtures thereof; all machinery, engines, boilers, dynamos, electric machines, regulators, meters, transformers, generators, motors, electrical and mechanical appliances, conduits, cables, pipes, fittings, valves and connections, poles (wood, metal and concrete), and transmission lines, wires, cables, conductors, insulators, tools, implements, apparatus, furniture, chattels, and choses in action; all municipal and other franchises, consents, licenses or permits; all lines for the distribution of electric current, gas, steam heat or water for any purpose including towers, poles (wood, metal and concrete), wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights-of-way and other rights in or relating to real estate or the use and occupancy of the same (except as herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted); all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore, or in the Original Indenture and said Supplemental Indentures, described.

IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any property herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted) shall, subject to the provisions of Section 9.01 of the Original Indenture and to the extent permitted by law, be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby.

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to the aforesaid mortgaged property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 9.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid mortgaged property and every part and parcel thereof.

TO HAVE AND TO HOLD THE SAME unto First Chicago Trust Company of New York, the Trustee, and its successors in the trust and its assigns forever, but IN TRUST NEVERTHELESS upon the terms and trusts set forth in the Indenture, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued under the Indenture, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason or priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions of Sections 10.03 and 10.12 of the Original Indenture.

SUBJECT, HOWEVER, to the reservations, exceptions, conditions, limitations and restrictions contained in the several deeds, servitudes and contracts or other instruments through which the Company acquired, and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in the Original Indenture as "excepted encumbrances" in so far as the same may attach to any of the property embraced herein.

Without derogating from the security and priority presently afforded by the Indenture and by law for all of the bonds of the Company that have been, are being, and may in the future be, issued pursuant to the Indenture, for purposes of obtaining any additional benefits and security provided by Section 697.04 of the Florida Statutes, the following provisions of this paragraph shall be applicable. The Indenture also shall secure the payment of both principal and interest and premium, if any, on the bonds from time to time hereafter issued pursuant to the Indenture, according to their tenor and effect, and the performance and observance of all the provisions of the Indenture (including any indentures supplemental thereto and any modification or alteration thereof made as therein provided), whether the issuance of such bonds may be optional or mandatory, and for any purpose, within twenty (20) years from the date of this Supplemental Indenture. The total amount of indebtedness secured by the Indenture may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount of $2,500,000,000.00, plus interest and premium, if any, as well as any disbursements made for the payment of taxes, levies or insurance on the property encumbered by the Indenture, with interest on those disbursements, plus any increase in the principal balance as the result of negative amortization or deferred interest. For purposes of Section 697.04 of the Florida Statutes, the Original Indenture, as well as all of the indentures supplemental thereto that have been executed prior to the date of this Supplemental Indenture, are incorporated herein by this reference with the same effect as if they had been set forth in full herein.

And, upon the consideration hereinbefore set forth, the Company does hereby covenant and agree to and with the Trustee and its successors in trust under the Indenture for the benefit of those who shall hold bonds and coupons issued and to be issued under the Indenture, as follows:

                                    ARTICLE I

                              THE NEW SERIES BONDS

                 A. FIRST MORTGAGE BONDS, 4.80% SERIES DUE 2013

SECTION 1. The Company hereby creates a new series of bonds, not limited in principal amount except as provided in the Original Indenture, to be issued under and secured by the Original Indenture, to be designated by the title "First Mortgage Bonds, 4.80% Series due 2013." The initial issue of the 2013 Bonds shall consist of Four Hundred Twenty-Five Million Dollars ($425,000,000) principal amount thereof. Subject to the terms of the Indenture, the principal amount of the 2013 Bonds is unlimited. The Company may, at its option in the future, issue additional 2013 Bonds.

The 2013 Bonds shall be issued only as registered bonds without coupons in the denomination of One Thousand Dollars ($1,000) or any integral multiple thereof.

SECTION 2. (a) The 2013 Bonds shall be issued in registered form without coupons and shall be issued initially in the form of one or more Global Bonds (each such Global Bond, a "2013 Global Bond") to or on behalf of The Depository Trust Company ("DTC"), as Depositary therefor, and registered in the name of such Depositary or its nominee. Any 2013 Bonds to be issued or transferred to, or to be held by or on behalf of DTC as such Depositary or such nominee (or any successor of such nominee) for such purpose shall bear the depositary legends in substantially the form set forth at the top of the form of 2013 Bonds in Section C of this Article I, unless otherwise agreed by the Company, and in the case of a successor Depositary, such legend or legends as such Depositary and/or the Company shall require and to which each shall agree, in each case such agreement to be confirmed in writing to the Trustee. Principal of, the Make-Whole Redemption Price (as defined below), if applicable, and interest on the 2013 Bonds will be payable, the transfer of 2013 Bonds will be registrable and 2013 Bonds will be exchangeable for 2013 Bonds bearing identical terms and provisions, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holders thereof at their registered address; and further provided, however, that with respect to a 2013 Global Bond, the Company may make payments of principal of, the Make-Whole Redemption Price, if applicable, and interest on such 2013 Global Bond pursuant to and in accordance with such arrangements as are agreed upon by the Company and the Depositary for such 2013 Global Bond. The 2013 Bonds shall have the terms set forth in the form of the New Series Bond set forth in Section C of this Article I.

(b) Notwithstanding any other provision of Subsection A.2 of this Article I or of Section 2.03 of the Original Indenture, except as contemplated by the provisions of paragraph (c) below, a 2013 Global Bond may be transferred, in whole but not in part and in the manner provided in Section 2.03 of the Original Indenture, only to a nominee of the Depositary for such 2013 Global Bond, or to the Depositary, or to a successor Depositary for such 2013 Global Bond selected or approved by the Company, or to a nominee of such successor Depositary.

(c) (1) If at any time the Depositary for a 2013 Global Bond notifies the Company that it is unwilling or unable to continue as the Depositary for such 2013 Global Bond or if at any time the Depositary for a 2013 Global Bond shall no longer be eligible or in good standing under any applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such 2013 Global Bond. If a successor Depositary for such 2013 Global Bond is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of 2013 Bonds in the form of definitive certificates in exchange for such 2013 Global Bond, will authenticate and deliver, without service charge, 2013 Bonds in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of the 2013 Global Bond in exchange for such 2013 Global Bond. Such 2013 Bonds will be issued to and registered in the name of such person or persons as are specified by the Depositary.

    (2) The Company may at any time and in its sole discretion determine that any 2013 Bonds issued or issuable in the form of one or more 2013 Global Bonds shall no longer be represented by such 2013 Global Bond or Bonds. In any such event the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of 2013 Bonds in the form of definitive certificates in exchange in whole or in part for such 2013 Global Bond or Bonds, will authenticate and deliver, without service charge, to each person specified by the Depositary, 2013 Bonds in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of such 2013 Global Bond or the aggregate principal amount of such 2013 Global Bonds in exchange for such 2013 Global Bond or Bonds.

         (3) If the Company so elects in an officer's certificate, the Depositary may surrender 2013 Bonds issued in the form of a 2013 Global Bond in exchange in whole or in part for 2013 Bonds in the form of definitive certificates of like tenor and terms on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (A) to each person specified by such Depositary a new 2013 Bond or 2013 Bonds of like tenor and terms and any authorized denomination as requested by such person in aggregate principal amount equal to and in exchange for such person's beneficial interest in the 2013 Global Bond; and (B) to such Depositary a new 2013 Global Bond of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered 2013 Global Bond and the aggregate principal amount of 2013 Bonds delivered to holders thereof.

         (4) In any exchange provided for in any of the preceding three subparagraphs, the Company shall execute and the Trustee shall authenticate and deliver 2013 Bonds in the form of definitive certificates in authorized denominations. Upon the exchange of the entire principal amount of a 2013 Global Bond for 2013 Bonds in the form of definitive certificates, such 2013 Global Bond shall be canceled by the Trustee. Except as provided in the immediately preceding subparagraph, 2013 Bonds issued in exchange for a 2013 Global Bond pursuant to Subsection A.2 of this Article I shall be registered in such names and in such authorized denominations as the Depositary for such 2013 Global Bond, acting pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Provided that the Company and the Trustee have so agreed, the Trustee shall deliver such 2013 Bonds to the persons in whose names the 2013 Bonds are so to be registered.

         (5) Any endorsement of a 2013 Global Bond to reflect the principal amount thereof, or any increase or decrease in such principal amount, shall be made in such manner and by such person or persons as shall be specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such 2013 Global Bond or in the Company order delivered or to be delivered pursuant to
Section 4.07 of the Original Indenture with respect thereto. Subject to the provisions of Section 4.07 of the Original Indenture, the Trustee shall deliver and redeliver any such 2013 Global Bond in the manner and upon instructions given by the person or persons specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such 2013 Global Bond or in any applicable Company order. If a Company order pursuant to Section 4.07 of the Original Indenture is so delivered, any instructions by the Company with respect to such 2013 Global Bond contained therein shall be in writing but need not be accompanied by or contained in an officer's certificate and need not be accompanied by an opinion of counsel.

         (6) The Depositary or, if there be one, its nominee, shall be the holder of a 2013 Global Bond for all purposes under the Indenture and the 2013 Bonds and beneficial owners with respect to such 2013 Global Bond shall hold their interests pursuant to applicable procedures of such Depositary. The Company, the Trustee and any bond registrar shall be entitled to deal with such Depositary for all purposes of the Indenture relating to such 2013 Global Bond (including the payment of principal, the Make-Whole Redemption Price, if applicable, and interest and the giving of instructions or directions by or to the beneficial owners of such 2013 Global Bond as the sole holder of such 2013 Global Bond and shall have no obligations to the beneficial owners thereof (including any direct or indirect participants in such Depositary)). None of the Company, the Trustee, any paying agent or bond registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a beneficial owner in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such 2013 Global Bond or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 3. February 21, 2003 shall be the date of the beginning of the first interest period for the 2013 Bonds. The 2013 Bonds shall be dated as provided in
Section 2.01 of the Original Indenture. The 2013 Bonds shall be payable on March 1, 2013, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and shall bear interest, payable in like coin or currency, at the rate of 4.80% per annum, payable semiannually on March 1 and September 1 of each year (each an "Interest Payment Date") to the persons in whose names the 2013 Bonds are registered at the close of business on the tenth calendar day (excluding February 29th of any leap year) next preceding the Interest Payment Date (i.e., February 19 and August 22, respectively) (each a "Regular Record Date"), provided, however, that so long as the 2013 Bonds are registered in the name of DTC or its nominee, the Regular Record Date for interest payable shall be the close of business on the business day immediately preceding such Interest Payment Date (each subject to certain exceptions provided in this Supplemental Indenture and the Indenture), until maturity, according to the terms of the bonds or on prior redemption or by declaration or otherwise, and at the highest rate of interest borne by any of the bonds outstanding under the Indenture from such date of maturity until they shall be paid or payment thereof shall have been duly provided for. Principal of, the Make-Whole Redemption Price, if applicable, and interest on the 2013 Bonds shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York; provided, however, that payment of interest may be made, at the option of the Company, by check mailed by the Company or its affiliate to the person entitled thereto at his registered address. If a due date for the payment of interest, principal or the Make-Whole Redemption Price, if applicable, falls on a day that is not a business day, then the payment will be made on the next succeeding business day, and no interest will accrue on the amounts payable for the period from and after the original due date and until the next business day. The term "business day" means any day other than a Saturday or Sunday or day on which banking institutions in the City of New York are required or authorized to close.

The 2013 Bonds shall be redeemable at the option of the Company, from time to time, as a whole or in part, at a make-whole redemption price (the "Make-Whole Redemption Price"). The Make-Whole Redemption Price shall equal to the greater of (i) the principal amount of the 2013 Bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2013 Bonds being redeemed, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield applicable to the 2013 Bonds plus 15 basis points plus accrued interest to the redemption date.

"Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue for the 2013 Bonds, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the 2013 Bonds that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2013 Bonds.

"Independent Investment Banker" means either Banc One Capital Markets, Inc., Salomon Smith Barney Inc. or Wachovia Securities, Inc. or, if such firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing selected by the Company and acceptable to the Trustee.

"Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or
(ii) if that release (or any successor release) is not published or does not contain such prices on such business day, the average of the Reference Treasury Dealer Quotations for such redemption date.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

"Reference Treasury Dealer" means Banc One Capital Markets, Inc., Salomon Smith Barney Inc. and Wachovia Securities, Inc., and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government Securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute for it another Primary Treasury Dealer.

So long as the 2013 Bonds are registered in the name of DTC, its nominee or a successor depositary, if the Company elects to redeem less than all of the 2013 Bonds, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in the 2013 Bonds to be redeemed. At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular 2013 Bonds, or portions of them, to be redeemed.

The 2013 Bonds shall also be redeemable, as a whole but not in part, at the Make-Whole Redemption Price in the event that (i) all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all of the bonds of all series, the redemption date in any such event to be not more than one hundred twenty (120) days after the date on which all said stock is so acquired or (ii) all or substantially all the mortgaged and pledged property constituting bondable property which at the time shall be subject to the lien of the Indenture as a first lien shall be released from the lien of the Indenture pursuant to the provisions thereof, and available moneys in the hands of the Trustee, including any moneys deposited by the Company available for the purpose, are sufficient to redeem all the bonds of all series at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.

Notice of redemption shall be given by mail not less than 30 nor more than 90 days prior to the date fixed for redemption to the holders of 2013 Bonds to be redeemed (which, as long as the 2013 Bonds are held in the book-entry only system, will be the Depository, its nominee or a successor depository). On and after the date fixed for redemption (unless the Company defaults in the payment of the Make-Whole Redemption Price and interest accrued thereon to such date), interest on the 2013 Bonds or the portions of them so called for redemption shall cease to accrue. If the Company elects to redeem any 2013 Bonds, the Company will notify the Trustee of its election at least 45 days prior to the redemption date (or a shorter period acceptable to the Trustee) including in such notice, a reasonably detailed computation of the Make-Whole Redemption Price.

The 2013 Bonds of the several denominations are exchangeable for a like aggregate principal amount of other 2013 Bonds of other authorized denominations. Notwithstanding the provisions of Section 2.03 of the Original Indenture, for any exchange of 2013 Bonds for other 2013 Bonds of different authorized denominations, or for any transfer of 2013 Bonds, the Company may require the payment of a sum sufficient to reimburse it for any tax or other governmental charge incident thereto only. The 2013 Bonds may be presented for transfer or exchange at the corporate trust office of the Trustee in New York, New York.

                 B. FIRST MORTGAGE BONDS, 5.90% SERIES DUE 2033

SECTION 1. The Company hereby creates a new series of bonds, not limited in principal amount except as provided in the Original Indenture, to be issued under and secured by the Original Indenture, to be designated by the title "First Mortgage Bonds, 5.90% Series due 2033." The initial issue of the 2033 Bonds shall consist of Two Hundred Twenty-Five Million Dollars ($225,000,000) principal amount thereof. Subject to the terms of the Indenture, the principal amount of the 2033 Bonds is unlimited. The Company may, at its option in the future, issue additional 2033 Bonds.

The 2033 Bonds shall be issued only as registered bonds without coupons in the denomination of One Thousand Dollars ($1,000) or any integral multiple thereof.

SECTION 2. (a) The 2033 Bonds shall be issued in registered form without coupons and shall be issued initially in the form of one or more Global Bonds (each such Global Bond, a "2033 Global Bond") to or on behalf of The Depository Trust Company ("DTC"), as Depositary therefor, and registered in the name of such Depositary or its nominee. Any 2033 Bonds to be issued or transferred to, or to be held by or on behalf of DTC as such Depositary or such nominee (or any successor of such nominee) for such purpose shall bear the depositary legends in substantially the form set forth at the top of the form of 2033 Bonds in Section C of this Article I, unless otherwise agreed by the Company, and in the case of a successor Depositary, such legend or legends as such Depositary and/or the Company shall require and to which each shall agree, in each case such agreement to be confirmed in writing to the Trustee. Principal of, the Make-Whole Redemption Price (as defined below), if applicable, and interest on the 2033 Bonds will be payable, the transfer of 2033 Bonds will be registrable and 2033 Bonds will be exchangeable for 2033 Bonds bearing identical terms and provisions, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holders thereof at their registered address; and further provided, however, that with respect to a 2033 Global Bond, the Company may make payments of principal of, the Make-Whole Redemption Price, if applicable, and interest on such 2033 Global Bond pursuant to and in accordance with such arrangements as are agreed upon by the Company and the Depositary for such 2033 Global Bond. The 2033 Bonds shall have the terms set forth in the form of the New Series Bond set forth in Section C of this Article I.

(b) Notwithstanding any other provision of Subsection B.2 of this Article I or of Section 2.03 of the Original Indenture, except as contemplated by the provisions of paragraph (c) below, a 2033 Global Bond may be transferred, in whole but not in part and in the manner provided in Section 2.03 of the Original Indenture, only to a nominee of the Depositary for such 2033 Global Bond, or to the Depositary, or to a successor Depositary for such 2033 Global Bond selected or approved by the Company, or to a nominee of such successor Depositary.

(c) (1) If at any time the Depositary for a 2033 Global Bond notifies the Company that it is unwilling or unable to continue as the Depositary for such 2033 Global Bond or if at any time the Depositary for a 2033 Global Bond shall no longer be eligible or in good standing under any applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such 2033 Global Bond. If a successor Depositary for such 2033 Global Bond is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of 2033 Bonds in the form of definitive certificates in exchange for such 2033 Global Bond, will authenticate and deliver, without service charge, 2033 Bonds in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of the 2033 Global Bond in exchange for such 2033 Global Bond. Such 2033 Bonds will be issued to and registered in the name of such person or persons as are specified by the Depositary.

         (2) The Company may at any time and in its sole discretion determine that any 2033 Bonds issued or issuable in the form of one or more 2033 Global Bonds shall no longer be represented by such 2033 Global Bond or Bonds. In any such event the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of 2033 Bonds in the form of definitive certificates in exchange in whole or in part for such 2033 Global Bond or Bonds, will authenticate and deliver, without service charge, to each person specified by the Depositary, 2033 Bonds in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of such 2033 Global Bond or the aggregate principal amount of such 2033 Global Bonds in exchange for such 2033 Global Bond or Bonds.

         (3) If the Company so elects in an officer's certificate, the Depositary may surrender 2033 Bonds issued in the form of a 2033 Global Bond in exchange in whole or in part for 2033 Bonds in the form of definitive certificates of like tenor and terms on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (A) to each person specified by such Depositary a new 2033 Bond or 2033 Bonds of like tenor and terms and any authorized denomination as requested by such person in aggregate principal amount equal to and in exchange for such person's beneficial interest in the 2033 Global Bond; and (B) to such Depositary a new 2033 Global Bond of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered 2033 Global Bond and the aggregate principal amount of 2033 Bonds delivered to holders thereof.

         (4) In any exchange provided for in any of the preceding three subparagraphs, the Company shall execute and the Trustee shall authenticate and deliver 2033 Bonds in the form of definitive certificates in authorized denominations. Upon the exchange of the entire principal amount of a 2033 Global Bond for 2033 Bonds in the form of definitive certificates, such 2033 Global Bond shall be canceled by the Trustee. Except as provided in the immediately preceding subparagraph, 2033 Bonds issued in exchange for a 2033 Global Bond pursuant to Subsection B.2 of this Article I shall be registered in such names and in such authorized denominations as the Depositary for such 2033 Global Bond, acting pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Provided that the Company and the Trustee have so agreed, the Trustee shall deliver such 2033 Bonds to the persons in whose names the 2033 Bonds are so to be registered.

         (5) Any endorsement of a 2033 Global Bond to reflect the principal amount thereof, or any increase or decrease in such principal amount, shall be made in such manner and by such person or persons as shall be specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such 2033 Global Bond or in the Company order delivered or to be delivered pursuant to
Section 4.07 of the Original Indenture with respect thereto. Subject to the provisions of Section 4.07 of the Original Indenture, the Trustee shall deliver and redeliver any such 2033 Global Bond in the manner and upon instructions given by the person or persons specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such 2033 Global Bond or in any applicable Company order. If a Company order pursuant to Section 4.07 of the Original Indenture is so delivered, any instructions by the Company with respect to such 2033 Global Bond contained therein shall be in writing but need not be accompanied by or contained in an officer's certificate and need not be accompanied by an opinion of counsel.

         (6) The Depositary or, if there be one, its nominee, shall be the holder of a 2033 Global Bond for all purposes under the Indenture and the 2033 Bonds and beneficial owners with respect to such 2033 Global Bond shall hold their interests pursuant to applicable procedures of such Depositary. The Company, the Trustee and any bond registrar shall be entitled to deal with such Depositary for all purposes of the Indenture relating to such 2033 Global Bond (including the payment of principal, the Make-Whole Redemption Price, if applicable, and interest and the giving of instructions or directions by or to the beneficial owners of such 2033 Global Bond as the sole holder of such 2033 Global Bond and shall have no obligations to the beneficial owners thereof (including any direct or indirect participants in such Depositary)). None of the Company, the Trustee, any paying agent or bond registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a beneficial owner in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such 2033 Global Bond or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 3. February 21, 2003 shall be the date of the beginning of the first interest period for the 2033 Bonds. The 2033 Bonds shall be dated as provided in
Section 2.01 of the Original Indenture. The 2033 Bonds shall be payable on March 1, 2033, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and shall bear interest, payable in like coin or currency, at the rate of 5.90% per annum, payable semiannually on March 1 and September 1 of each year (each an "Interest Payment Date") to the persons in whose names the 2033 Bonds are registered at the close of business on the tenth calendar day (excluding February 29th of any leap year) next preceding the Interest Payment Date (i.e., February 19 and August 22, respectively) (each a "Regular Record Date"), provided, however, that so long as the 2033 Bonds are registered in the name of DTC or its nominee, the Regular Record Date for interest payable shall be the close of business on the business day immediately preceding such Interest Payment Date (each subject to certain exceptions provided in this Supplemental Indenture and the Indenture), until maturity, according to the terms of the bonds or on prior redemption or by declaration or otherwise, and at the highest rate of interest borne by any of the bonds outstanding under the Indenture from such date of maturity until they shall be paid or payment thereof shall have been duly provided for. Principal of, the Make-Whole Redemption Price, if applicable, and interest on the 2033 Bonds shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York; provided, however, that payment of interest may be made, at the option of the Company, by check mailed by the Company or its affiliate to the person entitled thereto at his registered address. If a due date for the payment of interest, principal or the Make-Whole Redemption Price, if applicable, falls on a day that is not a business day, then the payment will be made on the next succeeding business day, and no interest will accrue on the amounts payable for the period from and after the original due date and until the next business day. The term "business day" means any day other than a Saturday or Sunday or day on which banking institutions in the City of New York are required or authorized to close.

The 2033 Bonds shall be redeemable at the option of the Company, from time to time, as a whole or in part, at a make-whole redemption price (the "Make-Whole Redemption Price"). The Make-Whole Redemption Price shall equal to the greater of (i) the principal amount of the 2033 Bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2033 Bonds being redeemed, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield applicable to the 2033 Bonds plus 20 basis points plus accrued interest to the redemption date.

"Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue for the 2033 Bonds, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the 2033 Bonds that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2033 Bonds.

"Independent Investment Banker" means either Banc One Capital Markets, Inc., Salomon Smith Barney Inc. or Wachovia Securities, Inc. or, if such firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing selected by the Company and acceptable to the Trustee.

"Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or
(ii) if that release (or any successor release) is not published or does not contain such prices on such business day, the average of the Reference Treasury Dealer Quotations for such redemption date.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

"Reference Treasury Dealer" means Banc One Capital Markets, Inc., Salomon Smith Barney Inc. and Wachovia Securities, Inc., and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government Securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute for it another Primary Treasury Dealer.

So long as the 2033 Bonds are registered in the name of DTC, its nominee or a successor depositary, if the Company elects to redeem less than all of the 2033 Bonds, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in the 2033 Bonds to be redeemed. At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular 2033 Bonds, or portions of them, to be redeemed.

The 2033 Bonds shall also be redeemable, as a whole but not in part, at the Make-Whole Redemption Price in the event that (i) all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all of the bonds of all series, the redemption date in any such event to be not more than one hundred twenty (120) days after the date on which all said stock is so acquired or (ii) all or substantially all the mortgaged and pledged property constituting bondable property which at the time shall be subject to the lien of the Indenture as a first lien shall be released from the lien of the Indenture pursuant to the provisions thereof, and available moneys in the hands of the Trustee, including any moneys deposited by the Company available for the purpose, are sufficient to redeem all the bonds of all series at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.

Notice of redemption shall be given by mail not less than 30 nor more than 90 days prior to the date fixed for redemption to the holders of 2033 Bonds to be redeemed (which, as long as the 2033 Bonds are held in the book-entry only system, will be the Depository, its nominee or a successor depository). On and after the date fixed for redemption (unless the Company defaults in the payment of the Make-Whole Redemption Price and interest accrued thereon to such date), interest on the 2033 Bonds or the portions of them so called for redemption shall cease to accrue. If the Company elects to redeem any 2033 Bonds, the Company will notify the Trustee of its election at least 45 days prior to the redemption date (or a shorter period acceptable to the Trustee) including in such notice, a reasonably detailed computation of the Make-Whole Redemption Price.

The 2033 Bonds of the several denominations are exchangeable for a like aggregate principal amount of other 2033 Bonds of other authorized denominations. Notwithstanding the provisions of Section 2.03 of the Original Indenture, for any exchange of 2033 Bonds for other 2033 Bonds of different authorized denominations, or for any transfer of 2033 Bonds, the Company may require the payment of a sum sufficient to reimburse it for any tax or other governmental charge incident thereto only. The 2033 Bonds may be presented for transfer or exchange at the corporate trust office of the Trustee in New York, New York.

                           C. FORM OF NEW SERIES BONDS

The New Series Bonds shall be substantially in the following form, with such inclusions, omissions, and variations as the Board of Directors of the Company may determine in accordance with the provisions of the Indenture:

                           [FORM OF NEW SERIES BONDS]

[Insert applicable depositary legend or legends, which initially shall be the following:

THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS FIRST MORTGAGE BOND, ___% SERIES DUE 20__ MAY, UNDER CONDITIONS PROVIDED IN THE INDENTURE, BE EXCHANGED FOR FIRST MORTGAGE BONDS, ___% SERIES DUE 20__ IN THE FORM OF DEFINITIVE CERTIFICATES OF LIKE TENOR AND OF AN EQUAL AGGREGATE PRINCIPAL AMOUNT, IN AUTHORIZED DENOMINATIONS, REGISTERED IN THE NAMES OF SUCH PERSONS AS THE DEPOSITARY SHALL INSTRUCT THE TRUSTEE. ANY SUCH EXCHANGE SHALL BE MADE UPON RECEIPT BY THE TRUSTEE OF AN OFFICER'S CERTIFICATE THEREFOR AND A WRITTEN INSTRUCTION FROM THE DEPOSITARY SETTING FORTH THE NAME OR NAMES IN WHICH THE TRUSTEE IS TO REGISTER SUCH FIRST MORTGAGE BONDS, ___% SERIES DUE 20__ IN THE FORM OF DEFINITIVE CERTIFICATES.]

                            FLORIDA POWER CORPORATION
                       d/b/a PROGRESS ENERGY FLORIDA, INC.
              (INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA)

                              FIRST MORTGAGE BOND,
                              ___% SERIES DUE 20__
                                DUE ______, 20__
No. _______                                                        $____________

FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC., a corporation of the State of Florida (hereinafter called the Company), for value received, hereby promises to pay to __________________________ or registered assigns, on ___________________ at the office or agency of the Company in the Borough of Manhattan, The City of New York, _________ Million Dollars ($___,000,000) in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon, semiannually on __________ and ________ of each year to the person in whose name this bond is registered at the close of business on the tenth calendar day (excluding February 29th of any leap year) next preceding the interest payment date (i.e., _________ and ________, respectively), provided, however, that so long as this bond is registered in the name of The Depository Trust Company or its nominee, the record date for interest payable on any interest payment date shall be the close of business on the business day immediately preceding such interest payment date (each subject to certain exceptions provided in the Mortgage hereinafter mentioned), at the rate of ___ per annum, at said office or agency in like coin or currency, from the date hereof until this bond shall mature, according to its terms or on prior redemption or by declaration or otherwise, and at the highest rate of interest borne by any of the bonds outstanding under the Mortgage hereinafter mentioned from such date of maturity until this bond shall be paid or the payment hereof shall have been duly provided for; provided, however, that payment of interest may be made at the option of the Company by check mailed by the Company or its affiliate to the person entitled thereto at his registered address. If a due date for the payment of interest, principal, or the Make-Whole Redemption Price, if applicable, falls on a day that is not a business day, then the payment will be made on the next succeeding business day, and no interest will accrue on the amounts payable for the period from and after the original due date and until the next business day. The term "business day" means any day other than a Saturday or Sunday or day on which banking institutions in the City of New York are required or authorized to close.

Additional provisions of this bond are set forth on the reverse hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not become valid or obligatory for any purpose until First Chicago Trust Company of New York, or its successor as Trustee under the Mortgage, shall have signed the certificate of authentication endorsed hereon.

IN WITNESS WHEREOF, FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. has caused this bond to be signed in its name by its President or one of its Vice Presidents by his signature or a facsimile thereof, and its corporate seal, or a facsimile thereof, to be affixed hereto and attested by its Secretary or one of its Assistant Secretaries by his signature or a facsimile thereof.

Dated: February __, 2003

                                             FLORIDA POWER CORPORATION
                                             d/b/a PROGRESS ENERGY FLORIDA, INC.

                                             By: _______________________________
                                             Name:
                                             Title:

Attest:

______________________________________
Name:
Title:

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

         This bond is one of the bonds, of the series herein designated, described or provided for in the within-mentioned Mortgage.

                                             FIRST CHICAGO TRUST COMPANY
                                              OF NEW YORK

                                             By: _______________________________
                                             Name:
                                             Title:

                    [TEXT APPEARING ON REVERSE SIDE OF BOND]

                            FLORIDA POWER CORPORATION
                       d/b/a PROGRESS ENERGY FLORIDA, INC.

                               FIRST MORTGAGE BOND
                              ___% SERIES DUE 20__
                               DUE ______, 20__

This bond is one of an issue of bonds of the Company (herein referred to as the bonds), not limited in principal amount except as provided in the Mortgage hereinafter mentioned, issuable in series, which different series may mature at different times, may bear interest at different rates, and may otherwise vary as provided in the Mortgage hereinafter mentioned, and is one of a series known as its First Mortgage Bonds, ___% Series due 20__ (herein referred to as the "Bonds of this Series"), all bonds of all series issued and to be issued under and equally and ratably secured (except insofar as any sinking or analogous fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by an Indenture dated as of January 1, 1944 (the "Original Indenture" and herein, together with all indentures supplemental thereto including the Forty-First Supplemental Indenture dated as of February 1, 2003 (the "Forty-First Supplemental Indenture") between the Company and First Chicago Trust Company of New York, as Trustee, called the "Mortgage"), to which reference is made for the nature and extent of the security, the rights of the holders of bonds and of the Company in respect thereof, the rights, duties and immunities of the Trustee, and the terms and conditions upon which the bonds are, and are to be, issued and secured. The Mortgage contains provisions permitting the holders of not less than seventy-five per centum (75%) in principal amount of all the bonds at the time outstanding, determined and evidenced as provided in the Mortgage, or in case the rights under the Mortgage of the holders of bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, the holders of not less than seventy-five per centum (75%) in principal amount of the bonds at the time outstanding of the series affected, determined and evidenced as provided in the Mortgage, on behalf of the holders of all the bonds to waive any past default under the Mortgage and its consequences except a completed default, as defined in the Mortgage, in respect of the payment of the principal of or interest on any bond or default arising from the creation of any lien ranking prior to or equal with the lien of the Mortgage on any of the mortgaged and pledged property. The Mortgage also contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of all the bonds at the time outstanding, determined and evidenced as provided in the Mortgage, or in case the rights under the Mortgage of the holders of bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, then with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of the bonds at the time outstanding of the series affected, determined and evidenced as provided in the Mortgage, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Mortgage or modifying in any manner the rights of the holders of the bonds and coupons; provided, however, that no such supplemental indenture shall
(i) extend the fixed maturity of any bonds, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, without the express consent of the holder of each bond so affected, or (ii) reduce the aforesaid percentage of bonds, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all bonds then outstanding, or (iii) permit the creation of any lien ranking prior to or equal with the lien of the Mortgage on any of the mortgaged and pledged property, or (iv) deprive the holder of any outstanding bond of the lien of the Mortgage on any of the mortgaged and pledged property. Any such waiver or consent by the registered holder of this bond (unless effectively revoked as provided in the Mortgage) shall be conclusive and binding upon such holder and upon all future holders of this bond, irrespective of whether or not any notation of such waiver or consent is made upon this bond. No reference herein to the Mortgage and no provision of this bond or of the Mortgage shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this bond at the time and place and at the rate and in the coin or currency herein prescribed.

THE INITIAL HOLDERS OF THE BONDS OF THIS SERIES HAVE, AND ANY SUBSEQUENT HOLDER(S) OF THE BONDS OF THIS SERIES BY BECOMING SUCH HOLDERS SHALL BE DEEMED TO HAVE, IRREVOCABLY CONSENTED TO THE CERTAIN AMENDMENTS TO SECTIONS 14.01 AND
3.01 OF THE ORIGINAL INDENTURE, AS SET FORTH IN SECTION 1 AND SECTION 2, RESPECTIVELY, OF ARTICLE III OF THE FORTY-FIRST SUPPLEMENTAL INDENTURE.

The Bonds of this Series are issuable in denominations of One Thousand Dollars ($1,000) and any integral multiple thereof and are exchangeable for a like aggregate principal amount of Bonds of this Series of other authorized denominations. This bond is transferable as prescribed in the Mortgage by the registered holder hereof in person, or by his duly authorized attorney, at the office or agency of the Company in said Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, and upon payment, if the Company shall require it, of the transfer charges prescribed in the Forty-First Supplemental Indenture hereinabove referred to, and thereupon a new fully registered bond or bonds of authorized denominations of the same series and for the same aggregate principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee, any paying agent and any bond registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof, whether or not this bond shall be overdue, for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent nor any bond registrar shall be affected by any notice to the contrary.

The Bonds of this Series may be redeemed, at the option of the Company, as a whole or from time to time in part, at a make-whole redemption price (the "Make-Whole Redemption Price"). The Make-Whole Redemption Price shall equal to the greater of (i) the principal amount of the Bonds of this Series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds of this Series being redeemed, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield applicable to the Bonds of this Series plus __ basis points plus accrued interest to the redemption date.

"Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue for the Bonds of this Series, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Bonds of this Series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds of this Series.

"Independent Investment Banker" means either Banc One Capital Markets, Inc., Salomon Smith Barney Inc. or Wachovia Securities, Inc. or, if such firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing selected by the Company and acceptable by the Trustee.

"Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or
(ii) if that release (or any successor release) is not published or does not contain such prices on such business day, the average of the Reference Treasury Dealer Quotations for such redemption date.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

"Reference Treasury Dealer" means each of Banc One Capital Markets, Inc., Salomon Smith Barney Inc. and Wachovia Securities, Inc., and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government Securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute for it another Primary Treasury Dealer.

So long as the Bonds of this Series are registered in the name of DTC, its nominees or a successor depositary, if the Company elects to redeem less than all of the Bonds of this Series, DTC's practice is to determine by lot the amount of the interest of each Direct Participant of the DTC, in the Bonds of this Series to be redeemed. At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular Bonds of this Series, or portions of them, to be redeemed.

All Bonds of this Series shall also be redeemable, as a whole but not in part, at the Make-Whole Redemption Price in the event (i) that all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all the bonds of all series, the redemption date in any such event to be not more than one hundred twenty
(120) days after the date on which all said stock is so acquired, or (ii) that all or substantially all the mortgaged and pledged property (constituting bondable property as defined in the Mortgage) which at the time shall be subject to the lien of the Mortgage as a first lien shall be released from the lien of the Mortgage pursuant to the provisions thereof, and available moneys in the hands of First Chicago Trust Company of New York or its successor as Trustee, including any moneys deposited by the Company for the purpose, are sufficient to redeem all the bonds of all series at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.

Notice of redemption shall be given by mail not less than 30 nor more than 90 days prior to the date fixed for redemption to the holders of Bonds of this Series to be redeemed (which, as long as the Bonds of this Series are held in the book-entry only system, will be the Depository, its nominee or a successor depository). On and after the date fixed for redemption (unless the Company defaults in the payment of the Make-Whole Redemption Price and interest accrued thereon to such date), interest on the Bonds of this Series or the portions of them so called for redemption shall cease to accrue. If the Company elects to redeem any Bonds of this Series, the Company will notify the Trustee of its election at least 45 days prior to the redemption date (or a shorter period acceptable to the Trustee) including in such notice, a reasonably detailed computation of the Make-Whole Redemption Price.

The Mortgage provides that if the Company shall deposit with First Chicago Trust Company of New York or its successor as Trustee in trust for the purpose funds sufficient to pay the principal of all the bonds of any series, or such of the bonds of any series as have been or are to be called for redemption (including any portions, constituting $1,000 or an integral multiple thereof, of fully registered bonds), and premium, if any, thereon, and all interest payable on such bonds (or portions) to the date on which they become due and payable at maturity or upon redemption or otherwise, and complies with the other provisions of the Mortgage in respect thereof, then from the date of such deposit such bonds (or portions) shall no longer be secured by the lien of the Mortgage.

The Mortgage provides that, upon any partial redemption of a fully registered bond, upon surrender thereof endorsed for transfer, new bonds of the same series and of authorized denominations in principal amount equal to the unredeemed portion of such fully registered bond will be delivered in exchange therefor.

The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

No recourse shall be had for the payment of the principal of, the Make-Whole Redemption Price, if applicable, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Mortgage or under or upon any obligation, covenant or agreement contained in the Mortgage, against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation under any present or future rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

                       D. INTEREST ON THE NEW SERIES BONDS

Interest on any New Series Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that bond (or one or more predecessor bonds) is registered at the close of business on the Regular Record Date for such interest specified in the provisions of this Supplemental Indenture. Interest shall be computed on the basis of a 360-day year composed of twelve 30-day months.

Any interest on any New Series Bond which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant Regular Record Date solely by virtue of such holder having been such holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection A or B below:

                  A. The Company may elect to make payment of any Defaulted Interest on the New Series Bonds to the persons in whose names such bonds (or their respective predecessor bonds) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner (a "Special Record Date"). The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each bond and the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the next sentence hereof), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this Subsection provided and not to be deemed part of the trust estate or trust moneys. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each holder of a bond of the New Series Bonds at the address as it appears in the bond register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper approved by the Company in each place of payment of the New Series Bonds, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the New Series Bonds (or their respective predecessor bonds) are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection B.

                  B. The Company may make payment of any Defaulted Interest on the New Series Bonds in any other lawful manner not inconsistent with the requirements of any securities exchange on which such bonds may be listed and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each New Series Bond delivered under this Supplemental Indenture upon transfer of or in exchange for or in lieu of any other New Series Bonds shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other bond and each such bond shall bear interest from such date, that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

                                   ARTICLE II

                              ADDITIONAL COVENANTS

The Company hereby covenants as follows:

SECTION 1. That it will, prior to or simultaneously with the initial authentication and delivery by the Trustee of the New Series Bonds under Section
4.03 of the Original Indenture, deliver to the Trustee the instruments required by said Section.

SECTION 2. That, so long as any of the New Series Bonds shall be outstanding, it will not declare or pay any dividends (except a dividend in its own common stock) upon its common stock, or make any other distribution (by way of purchase, or otherwise) to the holders thereof, except a payment or distribution out of net income of the Company subsequent to December 31, 1943; and that it will not permit any subsidiary of the Company to purchase any shares of common stock of the Company.

For the purpose of this Section, net income of the Company shall be determined by regarding as charges or credits to income, as the case may be, any and all charges or credits to earned surplus subsequent to December 31, 1943, representing adjustments on account of excessive or deficient accruals to income for taxes, and operating expenses shall include all proper charges for the maintenance and repairs of the property owned by the Company and appropriations out of income for the retirement or depreciation of the property used in its electric business in an amount of not less than the amount of the minimum provision for depreciation determined as provided in clause (5) of paragraph A of Section 1.05 of the Original Indenture.

                                   ARTICLE III

                    RESERVATION OF AMENDMENT OF THE INDENTURE

         Pursuant to the Fortieth Supplemental Indenture dated as of July 1, 2002 to the Original Indenture, the Company reserved the right, without the consent of, or other action by, holders of any series of bonds created on or after July 1, 2002, including the New Series Bonds created herein, to amend the Indenture as follows:

SECTION 1. To replace the first sentence of the first paragraph of Section 14.01 of the Original Indenture with the following sentence:

         "The Trustee shall at all times be a bank or trust company having a principal office and place of business in the Borough of Manhattan, The City of New York, if there be such a bank or trust company willing and able to accept the trust upon reasonable or customary terms, and shall at all times be a corporation organized and doing business under the laws of the United States or of any State, with a combined capital and surplus of at least One Hundred Million Dollars ($100,000,000), and rated in a rating category within investment grade by at least two nationally recognized rating agencies, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal or State authority."

SECTION 2. To amend Section 3.01 of the Original Indenture so as to insert the following provision as the new third paragraph of such Section 3.01:

         "Notwithstanding any other provisions of this Indenture, with respect to compliance with any conditions precedent to the authentication and delivery of bonds, no certificate or opinion of an accountant shall be required to be of any person other than an officer or employee of the Company actively engaged in accounting work, but who need not be a certified or licensed public accountant, as to dates or periods not covered by annual reports required to be filed by the Company, in the case of conditions precedent which depend upon a state of facts as of a date or dates for a period or periods different from that required to be covered by such annual reports."

                                   ARTICLE IV

                              CONSENT TO AMENDMENTS

The initial holders of the New Series Bonds have irrevocably consented to the amendments to Sections 14.01 and 3.01 of the Original Indenture set forth in
Section 1 and Section 2, respectively, of Article III hereof, and any subsequent holder(s) of the any New Series Bonds, by accepting such bonds, shall be deemed to have irrevocably consented to the such amendments.

                                    ARTICLE V

                                SUNDRY PROVISIONS

SECTION 1. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof and all of the provisions contained in the Original Indenture in respect to the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

SECTION 2. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all of said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

SECTION 3. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or of the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

SECTION 4. Due to a scriveners error, the Thirty-Ninth and Fortieth Supplemental Indentures to the Original Indenture erroneously indicated that the Thirty-Seventh Supplemental Indenture dated as of December 1, 1993 was recorded in Sumter County, Florida at Book 502, Page 157. The correct recording location is Book 502, Page 167.

SECTION 5. Although this Supplemental Indenture is dated for convenience and for purposes of reference as of February 1, 2003, the actual dates of execution by the Company and by the Trustee are as indicated by the respective acknowledgments hereto annexed.

                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. has caused this Supplemental Indenture to be signed in its name and behalf by its Executive Vice President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary, and FIRST CHICAGO TRUST COMPANY OF NEW YORK has caused this Supplemental Indenture to be signed and sealed in its name and behalf by a Vice President, and its corporate seal to be attested by a Vice President, all as of the day and year first above written.

                                 FLORIDA POWER CORPORATION
                                 d/b/a PROGRESS ENERGY FLORIDA, INC.

                                 By: /s/ Peter M. Scott III
                                    --------------------------------------------
                                    Peter M. Scott III, Executive Vice President
                                    100 Central Avenue
                                    St. Petersburg, Florida 33701
[SEAL]

Attest:

/s/ Robert Williams
------------------------------------
Robert Williams, Assistant Secretary
100 Central Avenue
St. Petersburg, Florida  33701

Signed, sealed and delivered by said
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.

in the presence of:

/s/ C.G. Beuris
------------------------------------
C.G. Beuris

/s/ N. Manly Johnson III
------------------------------------
N. Manly Johnson III

        [Company's Signature Page of Forty-First Supplemental Indenture]

                                             FIRST CHICAGO TRUST
                                             COMPANY OF NEW YORK

                                           By: /s/ Steven M. Wagner
                                               --------------------------------
                                               Steven M. Wagner, Vice President
                                               151 West 51st Street, 5th Floor
[SEAL]                                         New York, New York 10019

Attest:

/s/ Christopher C. Holley
-------------------------------
Name: Christopher C. Holley,
Vice President
151 West 51st Street, 5th Floor
New York, NY 10019

Signed, sealed and delivered by said
   FIRST CHICAGO TRUST
   COMPANY OF NEW YORK
in the presence of:

/s/ Marla S. Roth
-------------------------------
Print Name: Marla S. Roth

/s/ John R. Prendiville
-------------------------------
Print Name: John R. Prendiville

        [Trustee's Signature Page of Forty-First Supplemental Indenture]

STATE OF NORTH CAROLINA)
                            SS:
COUNTY OF WAKE         )

Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Peter M. Scott III, Executive Vice President of FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC., a corporation, the corporate party of the first part in and to the above written instrument, and also personally appeared before me Robert Williams, Assistant Secretary of the said corporation; such persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executive Vice President and as such Assistant Secretary executed the above written instrument on behalf of said corporation; and he, the said Executive Vice President, acknowledged that as such Executive Vice President, he subscribed the said corporate name to said instrument on behalf and by authority of said corporation, and he, the said Assistant Secretary, acknowledged that he affixed the seal of said corporation to said instrument and attested the same by subscribing his name as Assistant Secretary of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executive Vice President and Assistant Secretary, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation; and each of said persons further acknowledged and declared that he knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 21st day of February, 2003 at Raleigh in the State and County aforesaid.

[NOTARIAL SEAL]

                                                      /s/ Brenda B. Addison
                                                      --------------------------

STATE OF ILLINOIS  )
                       SS:
COUNTY OF COOK     )

Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Steven M. Wagner, a Vice President (the "Executing Vice President") of FIRST CHICAGO TRUST COMPANY OF NEW YORK, a New York trust company, the corporate party of the second part in and to the above written instrument, and also personally appeared before me Christopher C. Holley, a Vice President (the "Attesting Vice President") of the said corporation; said persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executing Vice President and as such Attesting Vice President executed the above written instrument on behalf of said corporation; and he, the said Executing Vice President, acknowledged that as such Executing Vice President he subscribed the said corporate name to said instrument and affixed the seal of said corporation to said instrument on behalf and by authority of said corporation, and she, the said Attesting Vice President, acknowledged that she attested the same by subscribing her name as Vice President of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executing Vice President and Attesting Vice President, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation, and each of said persons further acknowledged and declared that he/she knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 19th day of February, 2003, at Chicago, Illinois, in the State and County aforesaid.

[NOTARIAL SEAL]


                                                        /s/ Charlene A. Nimrodi
                                                        ------------------------

                                    EXHIBIT A

                              RECORDING INFORMATION

ORIGINAL INDENTURE DATED JANUARY 1, 1944

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                02/25/44                 121               172
Bay                    10/20/47                  59                18
Brevard                10/30/91                3157              3297
Citrus                 02/25/44                  18                 1
Columbia               02/25/44                  42               175
Dixie                  02/25/44                   3               127
Flagler                10/30/91                 456               288
Franklin               02/25/44                   0                83
Gadsden                02/26/44                 A-6               175
Gilchrist              02/25/44                   5                60
Gulf                   02/26/44                   6               193
Hamilton               02/25/44                  42                69
Hardee                 02/25/44                  23                 1
Hernando               02/25/44                  90                 1
Highlands              02/25/44                  48               357
Hillsborough           02/25/44                 662               105
Jackson                02/26/44                 370                 1
Jefferson              07/02/51                  25                 1
Lafayette              02/25/44                  22               465
Lake                   02/25/44                  93                 1
Leon                   02/25/44                  41                 1
Levy                   02/25/44                   3               160
Liberty                02/25/44                 "H"               116
Madison                07/02/51                  61                86
Marion                 02/25/44                 103                 1
Orange                 02/25/44                 297               375
Osceola                02/25/44                  20                 1
Pasco                  02/25/44                  39               449
Pinellas               02/26/44                 566                 1
Polk                   02/25/44                 666               305
Seminole               02/25/44                  65               147
Sumter                 02/25/44                  25                 1
Suwanee                02/25/44                  58               425
Taylor                 07/03/51                  36                 1
Volusia                02/25/44                 135               156
Wakulla                02/25/44                  14                 1

STATE OF GEORGIA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Cook                   02/25/44                  24                 1
Echols                 02/25/44                 A-1               300
Lowndes                02/25/44                 5-0                 1

SUPPLEMENTAL INDENTURE (FIRST) DATED JULY 1, 1946

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 11/12/46                166                 1
Bay                     10/20/47                 59                 1
Brevard                 10/30/91               3157              3590
Citrus                  11/12/46                 17               362
Columbia                11/12/46                 49               283
Dixie                   11/14/46                  3               357
Flagler                 10/30/91                456               579
Franklin                11/13/46                "P"                80
Gadsden                 11/13/46                A-9               148
Gilchrist               11/14/46                  7               120
Gulf                    11/13/46                 10               313
Hamilton                11/12/46                 40               371
Hardee                  11/12/46                 24               575
Hernando                11/14/46                 99               201
Highlands               11/12/46                 55               303
Hillsborough            11/06/46                 95               375
Jackson                 11/13/46                399                 1
Jefferson               07/02/51                 25               287
Lafayette               11/14/46                 23               156
Lake                    11/13/46                107               209
Leon                    11/13/46                 55               481
Levy                    11/14/46                  4               133
Liberty                 11/13/46                "H"               420
Madison                 07/02/51                 61               373
Marion                  11/12/46                110                 1
Orange                  11/12/46                338               379
Osceola                 11/12/46                 20               164
Pasco                   11/14/46                 44               169
Pinellas                11/06/46                632               161
Polk                    11/12/46                744               511
Seminole                11/13/46                 74               431
Sumter                  11/13/46                 25               467
Suwanee                 11/12/46                 63               316
Taylor                  07/03/51                 36               145
Volusia                 11/13/46                158               203
Wakulla                 11/13/36                 14               299

SUPPLEMENTAL INDENTURE (SECOND) DATED NOVEMBER 1, 1948

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 01/08/49                196               287
Bay                     01/10/49                 64               395
Brevard                 10/30/91               3157              3607
Citrus                  01/13/49                 18               414
Columbia                01/08/49                 55               493
Dixie                   01/10/49                  4               201
Flagler                 10/30/91                456               601
Franklin                01/10/49                "Q"                 1
Gadsden                 01/10/49               A-13               157
Gilchrist               01/08/49                  6               274
Gulf                    01/10/49                 13                74
Hamilton                01/10/49                 44                 1
Hardee                  01/08/49                 28               110
Hernando                01/08/49                109               448
Highlands               01/08/49                 61               398
Hillsborough            01/13/49                810               452
Jackson                 01/10/49                400               563
Jefferson               07/02/51                 25               320
Lafayette               01/10/49                 25               210
Lake                    01/08/49                119               555
Leon                    01/10/49                 82               303
Levy                    01/08/49                  5               242
Liberty                 01/08/49                "H"               587
Madison                 07/02/51                 61               407
Marion                  01/11/49                122               172
Orange                  01/08/49                388               604
Osceola                 01/08/49                 25               104
Pasco                   01/08/49                 47               549
Pinellas                01/05/49                716                11
Polk                    01/07/49                807               411
Seminole                01/06/49                 84               389
Sumter                  01/08/49                 28                41
Suwanee                 01/08/49                 69               150
Taylor                  07/03/51                 36               162
Volusia                 01/06/49                192               167
Wakulla                 01/10/49                 16                 1

SUPPLEMENTAL INDENTURE (THIRD) DATED JULY 1, 1951

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 08/02/51                234               340
Bay                     08/03/51                 93               155
Brevard                 10/30/91               3157              3630
Citrus                  07/30/51                 20               251
Columbia                08/02/51                 66               503
Dixie                   08/02/51                  5               271
Flagler                 10/30/91                456               624
Franklin                08/03/51                "Q"               522
Gadsden                 08/03/51               A-19               271
Gilchrist               08/02/51                  7               422
Gulf                    08/03/51                 16                59
Hamilton                08/03/51                 51               347
Hardee                  08/02/51                 32                 1
Hernando                08/02/51                118               537
Highlands               08/02/51                 69               344
Hillsborough            08/02/51                927               174
Jefferson               08/03/51                 25               359
Lafayette               08/03/51                 27               305
Lake                    07/31/51                139               323
Leon                    08/02/51                113               465
Levy                    08/02/51                  7               211
Liberty                 07/25/51                  1               232
Madison                 08/07/51                 62                 1
Marion                  08/02/51                142               143
Orange                  08/07/51                460                60
Osceola                 08/02/51                 31               385
Pasco                   08/10/51                 56                 1
Pinellas                08/02/51                847               301
Polk                    08/01/51                899               539
Seminole                08/07/51                100               403
Sumter                  08/02/51                 32               345
Suwanee                 08/02/51                 76               413
Taylor                  08/07/51                 36               182
Volusia                 08/07/51                245               393
Wakulla                 08/03/51                 17               259

STATE OF GEORGIA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Cook                    08/08/51                 35               566
Echols                  08/02/51                A-3               521
Lowndes                 08/04/51                7-E               188

FOURTH SUPPLEMENTAL INDENTURE NOVEMBER 1, 1952

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 12/31/52                256               288
Bay                     01/01/53                104               571
Brevard                 10/30/91               3157              3663
Citrus                  12/31/52                 22               321
Columbia                12/31/52                 72               521
Dixie                   12/31/52                  6               135
Flagler                 10/31/91                456               657
Franklin                12/31/52                  R               477
Gadsden                 12/31/52               A-22               511
Gilchrist               12/31/52                  9               124
Gulf                    01/02/53                 17                 7
Hamilton                12/31/52                 54               293
Hardee                  12/31/52                 33               433
Hernando                12/31/52                125               361
Highlands               01/02/53                 74               131
Hillsborough            12/29/52                993               545
Jefferson               12/31/52                 27                 1
Lafayette               12/31/52                 28               445
Lake                    01/02/53                150               343
Leon                    12/31/52                130                 1
Levy                    12/31/52                  8               362
Liberty                 01/09/53                  1               462
Madison                 01/02/53                 65               134
Marion                  01/02/53                153               434
Orange                  12/31/52                505               358
Osceola                 12/31/52                 36               145
Pasco                   01/02/53                 61               563
Pinellas                12/29/52                926               561
Polk                    01/12/53                974               177
Seminole                01/02/53                111                41
Sumter                  12/31/52                 35               441
Suwanee                 01/02/53                 82                27
Taylor                  12/31/52                 37               325
Volusia                 01/10/53                278               107
Wakulla                 01/02/53                 18               383

STATE OF GEORGIA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Cook                   01/01/53                  39                95
Echols                 01/01/53                 A-4               110
Lowndes                12/31/52                 7-0               540

FIFTH SUPPLEMENTAL INDENTURE NOVEMBER 1, 1953

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 12/29/53                271                24
Bay                     01/01/54                115               505
Brevard                 10/30/91               3157              3690
Citrus                  12/28/53                  2                73
Columbia                12/28/53                  7                 3
Dixie                   12/23/53                  6               466
Flagler                 10/30/91                456               684
Franklin                12/28/53                  1               447
Gadsden                 12/24/53               A-26               251
Gilchrist               12/23/53                  9               317
Gulf                    12/28/53                 11               229
Hamilton                12/28/53                 58               220
Hardee                  12/23/53                 35               518
Hernando                12/23/53                130               409
Highlands               12/29/53                 78                 1
Hillsborough            01/04/54               1050               229
Jefferson               12/29/53                 28                91
Lafayette               12/24/53                 30                16
Lake                    12/23/53                160               189
Leon                    12/23/53                144               268
Levy                    12/23/53                  9               368
Liberty                 01/06/54                  J                40
Madison                 12/26/53                 67               381
Marion                  12/28/53                168               179
Orange                  12/24/53                541               253
Osceola                 12/24/53                 39                42
Pasco                   12/23/53                 67                 1
Pinellas                12/22/53                988               333
Polk                    01/05/54               1021               473
Seminole                12/29/53                118               535
Sumter                  12/28/53                 37               466
Suwanee                 12/28/53                 85               346
Taylor                  12/24/53                 43               225
Volusia                 12/24/53                303               454
Wakulla                 12/30/53                 19               380

STATE OF GEORGIA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Cook                    01/15/54                 39               437
Echols                  01/15/54                A-4               418
Lowndes                 12/29/53                7-X               235

SIXTH SUPPLEMENTAL INDENTURE DATED JULY 1, 1954

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 11/19/54                286               129
Bay                     11/22/54                125               502
Brevard                 10/30/91               3157              3719
Citrus                  11/19/54                  9               525
Columbia                11/20/54                 17               479
Dixie                   11/19/54                  7               299
Flagler                 10/30/91                456               713
Franklin                11/19/54                  5               465
Gadsden                 11/20/54               A-29               411
Gilchrist               11/19/54                  9               530
Gulf                    11/22/54                 19               284
Hamilton                11/22/54                 59               425
Hardee                  11/19/54                 37               307
Hernando                11/19/54                  7               335
Highlands               11/19/54                 82               403
Hillsborough            11/26/54               1116               164
Jefferson               11/19/54                 29                17
Lafayette               11/19/54                 31               138
Lake                    11/19/54                170               225
Leon                    11/19/54                159               209
Levy                    11/19/54                 10               523
Liberty                 11/30/54                "J"               215
Madison                 11/20/54                 69               483
Marion                  11/20/54                181               573
Orange                  11/23/54                578               123
Osceola                 11/20/54                 42               216
Pasco                   11/22/54                 15               568
Pinellas                11/18/54               1046               507
Polk                    11/23/54               1068                22
Seminole                11/19/54                 28               374
Sumter                  11/30/54                 40                81
Suwanee                 11/23/54                 89                 1
Taylor                  11/20/54                 45               377
Volusia                 11/23/54                327               538
Wakulla                 11/19/54                 20               445

STATE OF GEORGIA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Cook                    11/20/54                 55               385
Echols                  11/20/54                  5                86
Lowndes                 11/20/54                  3               387

SEVENTH SUPPLEMENTAL INDENTURE DATED JULY 1, 1956

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 07/27/56                320               309
Bay                     07/27/56                145               395
Brevard                 10/30/91               3157              3746
Citrus                  07/25/56                 28               403
Columbia                07/26/56                 38               279
Dixie                   07/30/56                  9                 1
Flagler                 10/30/91                456               740
Franklin                07/27/56                 16               392
Gadsden                 07/26/56               A-36               100
Gilchrist               07/31/56                 11               289
Gulf                    08/02/56                 23               475
Hamilton                07/27/56                 11                79
Hardee                  07/31/56                 43                 1
Hernando                07/26/56                 21                88
Highlands               07/31/56                 11               571
Hillsborough            08/06/56               1260               125
Jefferson               07/25/56                 30               295
Lafayette               07/25/56                 33               117
Lake                    07/26/56                189               613
Leon                    07/25/56                190               301
Levy                    07/30/56                 14                13
Liberty                 07/31/56                "J"               531
Madison                 07/26/56                 74                12
Marion                  07/26/56                208               223
Orange                  07/27/56                126               165
Osceola                 07/26/56                 49                 1
Pasco                   08/02/56                 51               353
Pinellas                07/24/56               1168               481
Polk                    08/20/56               1180                30
Seminole                07/27/56                 90                 5
Sumter                  08/02/56                 43               523
Suwanee                 07/26/56                 96                67
Taylor                  07/25/56                 52               451
Volusia                 07/26/56                384               195
Wakulla                 07/25/56                 22               281

STATE OF GEORGIA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Cook                    07/26/56                 48                36
Echols                  07/26/56                  5               401
Lowndes                 07/25/56                 22               419

EIGHTH SUPPLEMENTAL INDENTURE DATED JULY 1, 1958

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 07/23/58                 20               227
Bay                     08/05/58                170               295
Brevard                 10/30/91               3157              3785
Citrus                  07/24/58                 55               336
Columbia                07/23/58                 66               365
Dixie                   07/22/58                 11               166
Flagler                 10/30/91                456               779
Franklin                07/22/58                 29               248
Gadsden                 07/23/58                  9                48
Gilchrist               07/22/58                 12               341
Gulf                    07/24/58                 29                40
Hamilton                07/22/58                 23                 1
Hardee                  07/22/58                 49               451
Hernando                07/25/58                 39               358
Highlands               07/29/58                 50               514
Hillsborough            07/29/58                111               108
Jefferson               07/23/58                 33                19
Lafayette               07/23/58                 35               120
Lake                    07/31/58                 56               297
Leon                    07/23/58                216               129
Levy                    07/22/58                 18                63
Liberty                 07/24/58                "K"               413
Madison                 07/23/58                 78               310
Marion                  07/29/58                237               447
Orange                  07/23/58                403               300
Osceola                 07/23/58                 26               462
Pasco                   07/25/58                 96               455
Pinellas                07/24/58                381               683
Polk                    07/24/58                165               452
Seminole                07/23/58                178                26
Sumter                  08/01/58                  5                66
Suwanee                 07/23/58                102               360
Taylor                  07/22/58                  4               254
Volusia                 07/23/58                129               244
Wakulla                 07/25/58                 24               375

NINTH SUPPLEMENTAL INDENTURE DATED OCTOBER 1, 1960

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 11/23/60                119               158
Bay                     11/25/60                 28               411
Brevard                 10/30/91               3157              3822
Citrus                  12/01/60                 93               370
Columbia                11/17/60                105               133
Dixie                   11/16/60                 13               331
Flagler                 10/30/91                456               816
Franklin                11/17/60                 49               375
Gadsden                 11/17/60                 29               655
Gilchrist               11/16/60                  1               473
Gulf                    11/21/60                  5               409
Hamilton                11/18/60                 37               171
Hardee                  11/17/60                 60                76
Hernando                11/16/60                 65               688
Highlands               11/18/60                108               421
Hillsborough            11/23/60                629               675
Jefferson               11/18/60                  8               290
Lafayette               11/16/60                 38               185
Lake                    11/21/60                141               619
Leon                    11/23/60                254               479
Levy                    11/16/60                 23               537
Liberty                 11/17/60                "M"               525
Madison                 11/22/60                 11               153
Marion                  11/18/60                 54               420
Orange                  11/22/60                817               569
Osceola                 11/16/60                 68               410
Pasco                   11/21/60                158               530
Pinellas                11/16/60               1036               239
Polk                    11/18/60                440               179
Seminole                11/21/60                332               203
Sumter                  11/30/60                 25               318
Suwanee                 11/17/60                111               282
Taylor                  11/18/60                 21               626
Volusia                 11/21/60                330               281
Wakulla                 11/21/60                 28               185

TENTH SUPPLEMENTAL INDENTURE DATED MAY 1, 1962

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 06/07/62                188               123
Bay                     06/15/62                 70               173
Brevard                 10/30/91               3157              3858
Citrus                  06/08/62                120               221
Columbia                06/05/62                130               187
Dixie                   06/05/62                 15                36
Flagler                 10/30/91                456               852
Franklin                06/06/62                 58               333
Gadsden                 06/05/62                 45               493
Gilchrist               06/05/62                  7               261
Gulf                    06/06/62                 14               147
Hamilton                06/05/62                 46               407
Hardee                  06/05/62                 16               449
Hernando                06/05/62                 82               326
Highlands               06/11/62                148               617
Hillsborough            06/11/62                949               738
Jefferson               06/05/62                 13               606
Lafayette               06/08/62                 39               385
Lake                    06/06/62                204                 1
Leon                    06/11/62                 48                49
Levy                    06/05/62                 27               574
Liberty                 06/06/62                  0               214
Madison                 06/05/62                 20                76
Marion                  06/15/62                112               412
Orange                  06/06/62               1060               464
Osceola                 06/05/62                 90               389
Pasco                   06/08/62                202               457
Pinellas                06/01/62               1438               571
Polk                    06/14/62                605               696
Seminole                06/13/62                408               102
Sumter                  06/13/62                 40                85
Suwanee                 06/05/62                116               273
Taylor                  06/05/62                 34               330
Volusia                 06/20/62                456                46
Wakulla                 06/11/62                 31               349

ELEVENTH SUPPLEMENTAL INDENTURE DATED APRIL 1, 1965

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 05/21/65                324               610
Bay                     05/28/65                158               231
Brevard                 10/30/91               3157              3894
Citrus                  05/13/65                179               485
Columbia                05/17/65                184               314
Dixie                   05/13/65                  6               485
Flagler                 10/30/91                456               888
Franklin                05/19/65                 72               497
Gadsden                 05/18/65                 73               410
Gilchrist               05/13/65                 17                11
Gulf                    05/18/65                 24               717
Hamilton                05/13/65                 63               327
Hardee                  05/13/65                 47               377
Hernando                05/13/65                112               236
Highlands               05/21/65                232               421
Hillsborough            05/12/65               1448                57
Jefferson               05/14/65                 23               198
Lafayette               05/13/65                  1               687
Lake                    05/19/65                287                74
Leon                    05/21/65                178                48
Levy                    05/21/65                 34               519
Liberty                 05/14/65                  6                 1
Madison                 05/14/65                 34               399
Marion                  05/24/65                228               528
Orange                  05/25/65               1445               830
Osceola                 05/18/65                132               351
Pasco                   05/13/65                291               437
Pinellas                05/12/65               2154                77
Polk                    05/17/65                929               371
Seminole                05/19/65                535               241
Sumter                  05/14/65                 68                83
Suwanee                 05/17/65                 24               673
Taylor                  05/17/65                 56               129
Volusia                 05/19/65                708               531
Wakulla                 05/17/65                  8                 6

TWELFTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1965

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 12/10/65                355               229
Bay                     12/20/65                174               619
Brevard                 10/30/91               3157              3931
Citrus                  12/22/65                192               309
Columbia                12/10/65                194               338
Dixie                   12/10/65                  9                42
Flagler                 10/30/91                456               925
Franklin                12/13/65                 76               249
Gadsden                 12/10/65                 78               606
Gilchrist               12/10/65                 19               447
Gulf                    12/10/65                 26               692
Hamilton                12/10/65                 66               303
Hardee                  12/10/65                 53               426
Hernando                12/13/65                118               441
Highlands               12/20/65                248                20
Hillsborough            12/17/65               1548               603
Jefferson               12/10/65                 24               595
Lafayette               12/10/65                  2               671
Lake                    12/20/65                301               528
Leon                    12/20/65                205               170
Levy                    12/20/65                 36               184
Liberty                 12/10/65                  6               477
Madison                 12/11/65                 36               806
Marion                  12/27/65                254               153
Orange                  12/10/65               1499               785
Osceola                 12/10/65                140               445
Pasco                   12/13/65                312                19
Pinellas                12/09/65               2283               186
Polk                    12/20/65                984               641
Seminole                12/22/65                559               591
Sumter                  12/14/65                 73               283
Suwanee                 12/14/65                 30               218
Taylor                  12/10/65                 59               361
Volusia                 12/10/65                755               174
Wakulla                 12/20/65                  9               390

THIRTEENTH SUPPLEMENTAL INDENTURE DATED AUGUST 1, 1967

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 08/22/67                458               347
Bay                     08/28/67                223               457
Brevard                 10/30/91               3157              3964
Citrus                  08/28/67                218               756
Columbia                08/22/67                225               304
Dixie                   08/22/67                 15               367
Flagler                 10/30/91                456               962
Franklin                08/28/67                 83               556
Gadsden                 08/23/67                 96                29
Gilchrist               08/22/67                 25               131
Gulf                    08/22/67                 33               618
Hamilton                08/23/67                 76               465
Hardee                  08/22/67                 71               366
Hernando                08/28/67                137               646
Highlands               08/30/67                288               585
Hillsborough            08/28/67               1795               635
Jefferson               08/23/67                 30               662
Lafayette               08/22/67                  5               694
Lake                    08/25/67                342               196
Leon                    08/30/67                280               594
Levy                    08/28/67                 41               262
Liberty                 08/23/67                 10                90
Madison                 08/23/67                 44               606
Marion                  09/01/67                324               444
Orange                  08/24/67               1660               421
Osceola                 08/22/67                164               335
Pasco                   08/28/67                370               728
Pinellas                08/21/67               2659               498
Polk                    09/06/67               1108               900
Seminole                08/31/67                628               506
Sumter                  09/06/67                 87               602
Suwanee                 08/23/67                 47               228
Taylor                  08/24/67                 67               782
Volusia                 08/24/67                964               254
Wakulla                 08/31/67                 14               755

FOURTEENTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1968

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 12/06/68                543               198
Bay                     12/18/68                262               487
Brevard                 10/30/91               3157              3984
Citrus                  12/09/68                239               487
Columbia                12/09/68                242               397
Dixie                   12/09/68                 20               109
Flagler                 10/30/91                456               983
Franklin                12/06/68                 88               538
Gadsden                 12/12/68                110                 7
Gilchrist               12/06/68                 29               281
Gulf                    12/09/68                 38               359
Hamilton                12/06/68                 82               245
Hardee                  12/06/68                 83               221
Hernando                12/09/68                164               395
Highlands               12/11/68                319               390
Hillsborough            12/19/68               1977               890
Jefferson               12/09/68                 35                32
Lafayette               12/06/68                  9               170
Lake                    12/06/68                371               438
Leon                    12/19/68                342               572
Levy                    12/09/68                 44               215
Liberty                 12/09/68                 12                41
Madison                 12/09/68                 49               627
Marion                  12/20/68                375                12
Orange                  12/06/68               1785               837
Osceola                 12/06/68                183               688
Pasco                   12/06/68                423               607
Pinellas                12/06/68               2964               580
Polk                    12/10/68               1193               854
Seminole                12/18/68                695               638
Sumter                  01/02/69                 98               509
Suwanee                 12/06/68                 60                50
Taylor                  12/09/68                 73               494
Volusia                 12/09/68               1060               466
Wakulla                 12/19/68                 18               593

FIFTEENTH SUPPLEMENTAL INDENTURE DATED AUGUST 1, 1969

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 08/26/69                592               206
Bay                     09/03/69                283               513
Brevard                 10/30/91               3157              4002
Citrus                  08/26/69                251               437
Columbia                09/05/69                251               586
Dixie                   08/26/69                 21               705
Flagler                 10/30/91                456              1001
Franklin                08/26/69                 92               363
Gadsden                 08/26/69                116               723
Gilchrist               09/04/69                 31               539
Gulf                    08/26/69                 41                23
Hamilton                08/26/69                 85               292
Hardee                  08/26/69                 91                19
Hernando                09/03/69                191               745
Highlands               09/05/69                339                90
Hillsborough            09/03/69               2073               501
Jefferson               08/26/69                 37               193
Lafayette               08/26/69                 12               235
Lake                    09/11/69                389               148
Leon                    09/05/69                377               548
Levy                    08/26/69                  6               348
Liberty                 08/29/69                 12               680
Madison                 08/26/69                 52               263
Marion                  09/08/69                399               668
Orange                  08/27/69               1867               156
Osceola                 09/03/69                192               726
Pasco                   08/26/69                459               315
Pinellas                08/26/69               3149               131
Polk                    09/04/69               1241               971
Seminole                09/05/69                740               500
Sumter                  09/05/69                104               504
Suwanee                 08/26/69                 66               489
Taylor                  08/26/69                 77                44
Volusia                 08/26/69               1123               577
Wakulla                 09/05/69                 21               231

SIXTEENTH SUPPLEMENTAL INDENTURE DATED FEBRUARY 1, 1970

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 03/13/70                625               297
Bay                     03/23/70                298               539
Brevard                 10/30/91               3157              4019
Citrus                  03/16/70                261               729
Columbia                03/13/70                257               622
Dixie                   03/13/70                 23               107
Flagler                 10/30/91                456              1019
Franklin                03/13/70                 94               507
Gadsden                 03/13/70                121               571
Gilchrist               03/20/70                 33               449
Gulf                    03/16/70                 43               244
Hamilton                03/14/70                 87               291
Hardee                  03/16/70                 97               225
Hernando                03/20/70                212               536
Highlands               03/20/70                352                25
Hillsborough            03/20/70               2146               824
Jefferson               03/13/70                 38               643
Lafayette               03/16/70                 14                42
Lake                    03/13/70                400               545
Leon                    04/02/70                406               203
Levy                    03/20/70                 11               150
Liberty                 03/13/70                 13               494
Madison                 03/13/70                 54               152
Marion                  03/20/70                419               113
Orange                  03/20/70               1927               853
Osceola                 03/13/70                199               282
Pasco                   03/13/70                487               207
Pinellas                03/23/70               3294               582
Polk                    03/27/70               1278                 4
Seminole                03/20/70                771               384
Sumter                  03/27/70                109                 1
Suwanee                 03/13/70                 71                61
Taylor                  03/16/70                 79               282
Volusia                 03/13/70               1183               353
Wakulla                 03/24/70                 23                36

SEVENTEENTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1970

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 12/15/70                678                70
                        01/08/71                682              405B
Bay                     01/11/71                321               565
Brevard                 10/30/91               3157              4030
Citrus                  01/07/71                277               324
Columbia                12/16/70                266                25
                        01/07/71                266               351
Dixie                   01/07/71                 25               246
Flagler                 10/30/91                456              1030
Franklin                12/15/70                 98               171
                        01/18/71                 98               472
Gadsden                 01/07/71                128               705
Gilchrist               01/13/71                 36                 5
Gulf                    12/16/70                 46               132
Hamilton                12/16/70                 90               201
                        01/08/71                 90               325
Hardee                  12/16/70                106               109
                        01/07/71                107                15
Hernando                12/16/70                246               299
                        01/13/71                252               715
Highlands               01/11/71                372                79
Hillsborough            01/11/71               2261               308
Jefferson               12/16/70                 41               467
Lafayette               01/06/71                 16               144
Lake                    01/12/71                421               742
Leon                    01/14/71                449               244
Levy                    01/11/71                 18                65
Liberty                 12/16/70                 14               535
Madison                 01/07/71                 56               911
Marion                  01/11/71                449                33
Orange                  01/11/71               2021                24
Osceola                 01/29/71                212               353
Pasco                   01/08/71                524                86
Pinellas                01/14/71               3467               449
Polk                    01/14/71               1331               880
Seminole                01/11/71                819               223
Sumter                  01/11/71                115               308
Suwanee                 12/17/70                 77                82
Taylor                  12/17/70                 83                53
Volusia                 01/11/71               1257               142
Wakulla                 01/12/71                 26               175

EIGHTEENTH SUPPLEMENTAL INDENTURE DATED OCTOBER 1, 1971

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 11/17/71                755               116
Bay                     11/09/71                351                33
Brevard                 10/30/91               3157              4062
Citrus                  11/16/71                296               490
Columbia                11/15/71                278               597
Dixie                   11/09/71                 31                23
Flagler                 10/30/91                456              1062
Franklin                11/09/71                103               278
Gadsden                 11/10/71                138               360
Gilchrist               11/16/71                 39                92
Gulf                    11/11/71                 49               107
Hamilton                11/09/71                 93               538
Hardee                  11/09/71                119                63
Hernando                11/17/71                280                 1
Highlands               11/16/71                393               578
Hillsborough            11/17/71               2393               263
Jefferson               11/11/71                 45               135
Lafayette               11/09/71                 19                91
Lake                    11/16/71                447               834
Leon                    11/12/71                496               190
Levy                    11/16/71                 26               748
Liberty                 11/10/71                 16               108
Madison                 11/11/71                 61               220
Marion                  11/16/71                487               239
Orange                  11/18/71               2144               179
Osceola                 11/10/71                229               360
Pasco                   11/12/71                569               344
Pinellas                11/09/71               3659               630
Polk                    11/16/71               1400                 1
Seminole                11/16/71                892               460
Sumter                  11/09/71                123               457
Suwanee                 11/12/71                 86                28
Taylor                  11/09/71                 87               706
Volusia                 11/09/71               1352               118
Wakulla                 11/16/71                 30               218

NINETEENTH SUPPLEMENTAL INDENTURE DATED JUNE 1, 1971

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 07/31/72                797                81
Bay                     07/31/72                378               483
Brevard                 10/30/91               3157              4079
Citrus                  08/01/72                314               557
Columbia                07/31/72                290               418
Dixie                   07/31/72                 35                44
Flagler                 10/30/91                456              1079
Franklin                07/31/72                107               442
Gadsden                 07/31/72                147               296
Gilchrist               07/31/72                 41               148
Gulf                    07/31/72                 51               371
Hamilton                07/31/72                 96               573
Hardee                  07/31/72                130                35
Hernando                07/31/72                295               702
Highlands               07/31/72                409               578
Hillsborough            07/31/72               2518                15
Jefferson               07/31/72                 48               389
Lafayette               08/04/72                 22                70
Lake                    08/02/72                474               134
Leon                    08/02/72                537               763
Levy                    08/02/72                 35                 5
Liberty                 08/03/72                 17               319
Madison                 08/03/72                 65               120
Marion                  08/02/72                521               427
Orange                  08/03/72               2259               950
Osceola                 08/02/72                245               626
Pasco                   08/03/72                619               487
Pinellas                08/02/72               3846               454
Polk                    08/02/72               1467               276
Seminole                08/03/72                948              1035
Sumter                  08/02/72                131               348
Suwanee                 08/02/72                 93               785
Taylor                  08/03/72                 92               198
Volusia                 08/02/72               1456               420
Wakulla                 08/03/72                 33               147

TWENTIETH SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1972

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 01/22/73                818               709
Bay                     01/22/73                400               226
Brevard                 10/30/91               3157              4096
Citrus                  01/22/73d               328               152
Columbia                01/22/73                298               244
Dixie                   01/22/73                 38                92
Flagler                 10/30/91                456              1096
Franklin                01/22/73                110               446
Gadsden                 01/22/73                154               117
Gilchrist                01/2273                 42               685
Gulf                    01/22/73                 52               813
Hamilton                01/22/73                 99               270
Hardee                  01/22/73                138                88
Herdando                01/22/73                306               325
Highlands               01/22/73                422                 5
Hillsborough            01/22/73               2612               659
Jefferson               01/23/73                 50               632
Lafayette               01/22/73                 23               338
Lake                    01/22/73                492               696
Leon                    01/25/73                567               238
Levy                    01/22/73                 40               755
Liberty                 01/23/73                 18                51
Madison                 01/23/73                 67               413
Marion                  01/22/73                546               125
Orange                  01/22/73               2345               569
Osceola                 01/24/73                256               564
Pasco                   01/22/73                654               281
Pinellas                01/23/73               3980               788
Polk                    01/24/73               1514               854
Seminole                01/22/73                136               696
Sumter                  01/22/73                136               696
Suwanee                 01/22/73                 98               583
Taylor                  01/22/73                 95                99
Volusia                 01/22/73               1533               327
Wakulla                 01/26/73                 35               266

TWENTY-FIRST SUPPLEMENTAL INDENTURE DATED JUNE 1, 1973

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 08/30/73                850               668
Bay                     08/30/73                431               401
Brevard                 10/30/91               3157              4126
Citrus                  08/31/73                349               609
Columbia                08/30/73                309               245
Dixie                   08/30/73                 41               473
Flagler                 10/30/91                456              1126
Franklin                08/31/73                115               120
Gadsden                 08/31/73                164                90
Gilchrist               08/31/73                 45               387
Gulf                    09/04/73                 54               736
Hamilton                09/04/73                104               250
Hardee                  08/31/73                149               295
Herdando                08/31/73                321               479
Highlands               08/31/73                442               961
Hillsborough            08/31/73               2740               278
Jefferson               08/31/73                 54               591
Lafayette               09/07/73                 26                73
Lake                    08/31/73                520                70
Leon                    09/06/73                609               543
Levy                    09/05/73                 50               741
Liberty                 08/31/73                 19               111
Madison                 08/31/73                 71                22
Marion                  09/04/73                585               491
Orange                  09/07/73               2448              1009
Osceola                 09/06/73                272               204
Pasco                   09/04/73                707               613
Pinellas                08/31/73               4073               767
Polk                    08/31/73               1550              1341
Seminole                09/04/73                993              0048
Sumter                  08/31/73                144               265
Suwanee                 09/04/73                106               192
Taylor                  08/31/73                 99               444
Volusia                 08/31/73               1647               440
Wakulla                 08/31/73                 38               458

TWENTY-SECOND SUPPLEMENTAL INDENTURE DATED DECEMBER 1, 1973

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 02/28/74                876                74
Bay                     02/28/74                457               572
Brevard                 10/30/91               3157              4155
Citrus                  03/18/74                365               200
Columbia                03/01/74                319               179
Dixie                   02/28/74                 44               149
Flagler                 10/30/91                456              1155
Franklin                03/01/74                119                14
Gadsden                 03/01/74                171               264
Gilchrist               02/28/74                 48                25
Gulf                    03/01/74                 56               427
Hamilton                03/01/74                109                89
Hardee                  02/28/74                158               140
Herdando                02/28/74                333               455
Highlands               02/28/74                458               394
Hillsborough            02/28/74               2842               642
Jefferson               03/01/74                 58                 5
Lafayette               03/01/74                 28                34
Lake                    03/04/74                540                77
Leon                    03/01/74                638               672
Levy                    02/28/74                 57               769
Liberty                 03/01/74                 20                54
Madison                 03/01/74                 73               545
Marion                  02/28/74                617                19
Orange                  02/28/74               2504              1707
Osceola                 03/01/74                284               344
Pasco                   03/01/74                739              1360
Pinellas                02/28/74               4141              1397
Polk                    02/28/74               1578              1983
Seminole                03/04/74               1010              1601
Sumter                  03/01/74                150               278
Suwanee                 03/04/74                111               766
Taylor                  03/04/74                102               694
Volusia                 03/04/74               1712               645
Wakulla                 03/05/74                 40               626

TWENTY-THIRD SUPPLEMENTAL INDENTURE DATED OCTOBER 1, 1976

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 11/29/76               1035               716
Bay                     11/29/76                600               687
Brevard                 10/30/91               3157              4184
Citrus                  12/08/76                448               668
Columbia                12/03/76                370               898
Dixie                   11/29/76                 56               160
Flagler                 10/30/91                456              1184
Franklin                11/29/76                136               420
Gadsden                 12/06/76                219               533
Gilchrist               11/30/76                 62               464
Gulf                    11/30/76                 68               753
Hamilton                11/30/76                131               855
Hardee                  11/29/76                212                10
Herdando                12/03/76                397               623
Highlands               11/29/76                535               951
Hillsborough            11/29/76               3181              1281
Jefferson               11/29/76                 75               198
Lafayette               11/29/76                 36               422
Lake                    12/06/76                620                66
Leon                    11/30/76                823               723
Levy                    11/29/76                 98                32
Liberty                 11/29/76                 25               104
Madison                 12/06/76                 89               124
Marion                  12/08/76                779               258
Orange                  12/06/76               2745               889
Osceola                 11/30/76                345               524
Pasco                   12/03/76                867              1165
Pinellas                12/03/76               4484              1651
Polk                    11/29/76               1720              2000
Seminole                12/06/76               1105              1137
Sumter                  11/30/76                181                97
Suwanee                 11/29/76                146               437
Taylor                  11/30/76                123               111
Volusia                 12/06/76               1872              1438
Wakulla                 12/07/76                 53               837

TWENTY-FOURTH SUPPLEMENTAL INDENTURE DATED APRIL 1, 1979

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 06/11/79               1212               956
Bay                     06/12/79                734               343
Brevard                 10/30/91               3157              4212
Citrus                  06/12/79                538              1687
Columbia                06/14/79                429               139
Dixie                   06/12/79                 68               122
Flagler                 10/30/91                456              1212
Franklin                06/13/79                159               186
Gadsden                 06/13/79                259               396
Gilchrist               06/12/79                 77               260
Gulf                    06/14/79                 78               174
Hamilton                06/12/79                142               859
Hardee                  06/12/79                245               558
Herdando                06/12/79                443                17
Highlands               06/13/79                620                77
Hillsborough            06/12/79               3523              1162
Jefferson               06/13/79                 93               685
Lafayette               06/13/79                 44               496
Lake                    06/12/79                678               266
Leon                    06/15/79                931               526
Levy                    06/12/79                141               163
Liberty                 06/13/79                 30               394
Madison                 06/13/79                108               655
Marion                  06/13/79                976               451
Orange                  06/13/79               3018               812
Osceola                 06/12/79                438               115
Pasco                   06/14/79               1013               126
Pinellas                06/12/79               4867               291
Polk                    06/12/79               1881              2012
Seminole                06/12/79               1228               606
Sumter                  06/12/79                216               642
Suwanee                 06/12/79                184               514
Taylor                  06/13/79                145               686
Volusia                 06/12/79               2082              1430
Wakulla                 06/13/79                 69               884

TWENTY-FIFTH SUPPLEMENTAL INDENTURE DATED APRIL 1, 1980

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 07/25/80               1290               319
Bay                     07/25/80                794               596
Brevard                 10/30/91               3157              4238
Citrus                  07/28/80                560              2030
Columbia                07/24/80                451               126
Dixie                   07/24/80                 73               220
Flagler                 10/30/91                456              1238
Franklin                07/28/80                169               589
Gadsden                 07/25/80                275               649
Gilchrist               07/24/80                 84               551
Gulf                    07/28/80                 82               290
Hamilton                07/25/80                148               774
Hardee                  07/25/80                257               823
Herdando                07/24/80                465               441
Highlands               07/29/80                658               523
Hillsborough            07/24/80               3684               411
Jefferson               07/25/80                101               387
Lafayette               07/24/80                 47               586
Lake                    07/24/80                705               977
Leon                    07/25/80                966               426
Levy                    07/25/80                161               478
Liberty                 07/25/80                 32               981
Madison                 07/28/80                117               572
Marion                  07/28/80               1027              1141
Orange                  07/25/80               3127              1401
Osceola                 07/30/80                489               198
Pasco                   07/25/80               1077              1362
Pinellas                06/24/80               5038              2013
Polk                    07/25/80               1956              1808
Seminole                07/28/80               1288              1105
Sumter                  07/25/80                233               598
Suwanee                 07/29/80                200               618
Taylor                  07/28/80                156               740
Volusia                 07/25/80               2185               587
Wakulla                 07/28/80                 76               879

TWENTY-SIXTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1980

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 01/27/81               1326               527
Bay                     01/26/81                823               570
Brevard                 10/30/91               3157              4267
Citrus                  01/28/81                570              1391
Columbia                01/27/81                461               435
Dixie                   01/23/81                 75               785
Flagler                 10/30/91                456              1267
Franklin                01/27/81                174               320
Gadsden                 01/26/81                282               356
Gilchrist               01/23/81                 87               484
Gulf                    01/26/81                 84               307
Hamilton                01/26/81                151                44
Hardee                  01/27/81                264               214
Herdando                01/26/81                476               916
Highlands               01/26/81                676                12
Hillsborough            01/26/81               3760              1223
Jefferson               01/26/81                104               658
Lafayette               01/27/81                 49               175
Lake                    01/27/81                717              2439
Leon                    01/30/81                983              1982
Levy                    01/26/81                169               716
Liberty                 01/26/81                 33               875
Madison                 01/27/81                121               535
Marion                  01/26/81               1051                47
Orange                  01/26/81               3167              2388
Osceola                 01/28/81                512                78
Pasco                   01/26/81               1108              1247
Pinellas                12/31/80               5128              1781
Polk                    01/27/81               1994               436
Seminole                01/27/81               1317               775
Sumter                  01/26/81                241               211
Suwanee                 01/27/81                209               696
Taylor                  01/26/81                161               461
Volusia                 01/26/81               2236              1396
Wakulla                 01/26/81                 79               837

TWENTY-SEVENTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 15, 1980

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 02/10/81               1328               880
Bay                     02/10/81                825               667
Brevard                 10/30/91               3157              4295
Citrus                  02/13/81                571              1236
Columbia                02/09/81                462               275
Dixie                   02/09/81                 76               147
Flagler                 10/30/91                456              1295
Franklin                02/11/81                174               590
Gadsden                 02/11/81                283               105
Gilchrist               02/13/81                 88               100
Gulf                    02/17/81                 84               561
Hamilton                02/11/81                151               256
Hardee                  02/11/81                264               618
Herdando                02/10/81                477               904
Highlands               02/11/81                677               519
Hillsborough            02/10/81               3766                35
Jefferson               02/12/81                105               318
Lafayette               02/10/81                 49               299
Lake                    02/10/81                718              2428
Leon                    02/18/81                985              1655
Levy                    02/12/81                170               567
Liberty                 02/12/81                 34                94
Madison                 02/11/81                122                47
Marion                  02/10/81               1052              1660
Orange                  02/11/81               3171              1797
Osceola                 02/13/81                514               336
Pasco                   02/10/81               1111               307
Pinellas                02/10/81               5147               951
Polk                    02/11/81               1997               527
Seminole                02/11/81               1319              1660
Sumter                  02/11/81                241               746
Suwanee                 02/11/81                210               652
Taylor                  02/11/81                161               793
Volusia                 02/10/81               2241               333
Wakulla                 02/11/81                 80               188

TWENTY-EIGHTH SUPPLEMENTAL INDENTURE DATED MAY 1, 1981

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 06/08/81               1351               161
Bay                     07/20/81                853               623
Brevard                 10/30/91               3157              4321
Citrus                  06/08/81                578               919
Columbia                06/08/81                469               507
Dixie                   06/09/81                 78               172
Flagler                 10/30/91                456              1321
Franklin                06/10/81                178               166
Gadsden                 06/08/81                286              1847
Gilchrist               06/05/81                 90               526
Gulf                    06/09/81                 85               881
Hamilton                06/08/81                152               776
Hardee                  06/05/81                267               797
Herdando                06/05/81                484              1645
Highlands               06/05/81                689               338
Hillsborough            06/05/81               3814               700
Jefferson               06/09/81                107               352
Lafayette               06/05/81                 50               758
Lake                    06/08/81                727               209
Leon                    06/08/81                996              1780
Levy                    06/08/81                176                81
Liberty                 06/12/81                 34               859
Madison                 06/08/81                125               615
Marion                  06/05/81               1068              1824
Orange                  06/08/81               3199               783
Osceola                 06/09/81                532                 1
Pasco                   06/05/81               1132              1007
Pinellas                06/05/81               5201              1902
Polk                    06/12/81               2022               642
Seminole                06/08/81               1340               894
Sumter                  06/05/81                246               210
Suwanee                 06/05/81                217               153
Taylor                  06/09/81                165               536
Volusia                 06/05/81               2272              1296
Wakulla                 06/08/81                 82               500

TWENTY-NINTH SUPPLEMENTAL INDENTURE DATED SEPTEMBER 1, 1982

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 10/06/82               1440               284
Bay                     10/08/82                912               523
Brevard                 10/30/91               3157              4348
Citrus                  10/07/82                604              1403
Columbia                10/06/82                498               260
Dixie                   10/07/82                 85                 2
Flagler                 10/30/91                456              1348
Franklin                10/11/82                191               239
Gadsden                 10/08/82                297               266
Gilchrist               10/07/82                 98               657
Gulf                    10/07/82                 91               125
Hamilton                10/06/82                159               396
Hardee                  10/07/82                281               339
Herdando                10/06/82                510              1386
Highlands               10/08/82                733               571
Hillsborough            10/06/82               4009               985
Jefferson               10/08/82                115               766
Lafayette               10/06/82                 55               163
Lake                    10/08/82                759               836
Leon                    10/07/82               1041                20
Levy                    10/06/82                198               511
Liberty                 10/07/82                 38               218
Madison                 10/07/82                136               685
Marion                  10/06/82               1128               717
Orange                  10/07/82               3316               738
Osceola                 10/11/82                606                68
Pasco                   10/06/82               1212              1279
Pinellas                10/07/82               5411              1407
Polk                    10/07/82               2110                93
Seminole                10/06/82               1416               535
Sumter                  10/06/82                263               631
Suwanee                 10/06/82                238               524
Taylor                  10/07/82                178               879
Volusia                 10/06/82               2391              1879
Wakulla                 10/07/82                 91               306

THIRTIETH SUPPLEMENTAL INDENTURE DATED OCTOBER 1, 1982

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 12/02/82               1450                90
Bay                     12/06/82                916              1538
Brevard                 10/30/91               3157              4364
Citrus                  12/03/82                607              1034
Columbia                12/06/82                501               729
Dixie                   12/06/82                 86                49
Flagler                 10/30/91                456              1364
Franklin                12/07/82                192               448
Gadsden                 12/06/82                298               608
Gilchrist               12/03/82                100                18
Gulf                    12/07/82                 91               744
Hamilton                12/06/82                160               118
Hardee                  12/08/82                283                11
Herdando                12/03/82                513               992
Highlands               12/07/82                738               221
Hillsborough            12/03/82               4033               293
Jefferson               12/06/82                117                 9
Lafayette               12/06/82                 55               444
Lake                    12/03/82                763                19
Leon                    12/07/82               1047               812
Levy                    12/06/82                201               136
Liberty                 12/08/82                 38               547
Madison                 12/07/82                137               808
Marion                  12/07/82               1135              1015
Orange                  12/06/82               3330              2301
Osceola                 12/09/82                615               721
Pasco                   12/06/82               1222              1592
Pinellas                11/23/82               5434               229
Polk                    12/08/82               2121               118
Seminole                12/06/82               1425              1476
Sumter                  12/06/82                265               768
Suwanee                 12/07/82                240               699
Taylor                  12/06/82                180               189
Volusia                 12/06/82               2406               460
Wakulla                 12/06/82                 92               272

THIRTY-FIRST SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1991

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 12/05/91               1836              2215
Bay                     12/04/91               1347              1335
Brevard                 12/05/91               3165              1204
Citrus                  12/04/91                917               725
Columbia                12/04/91                753              1847
Dixie                   12/09/91                156                90
Flagler                 12/04/91                458              1266
Franklin                12/04/91                364                11
Gadsden                 12/04/91                386              1240
Gilchrist               12/09/91                182               573
Gulf                    12/04/91                148                72
Hamilton                12/04/91                294               236
Hardee                  12/04/91                420               322
Herdando                12/03/91                843              1139
Highlands               12/03/91               1161              1860
Hillsborough            12/04/91               6449              1412
Jefferson               12/04/91                225                39
Lafayette               12/05/91                 87               430
Lake                    12/04/91               1138              1083
Leon                    12/04/91               1530               452
Levy                    12/05/91                446               454
Liberty                 12/04/91                 68               508
Madison                 12/04/91                258               173
Marion                  12/04/91               1787               161
Orange                  12/06/91               4352                22
Osceola                 12/05/91               1042               587
Pasco                   12/03/91               2071               503
Pinellas                11/13/91               7731               740
Polk                    12/06/91               3041              1252
Seminole                12/05/91               2364              1942
Sumter                  12/03/91                443               254
Suwanee                 12/05/91                423               515
Taylor                  12/04/91                296               232
Volusia                 12/09/91               3712               968
Wakulla                 12/05/91                185               524

THIRTY-SECOND SUPPLEMENTAL INDENTURE DATED DECEMBER 1, 1992

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 12/30/92               1888              2338
Bay                     12/30/92               1410                42
Brevard                 12/29/92               3256              2503
Citrus                  12/29/92                965               231
Columbia                12/30/92                769               532
Dixie                   12/30/92                165               484
Flagler                 12/30/92                480               212
Franklin                12/30/92                399                 1
Gadsden                 12/30/92                399              1762
Gilchrist               12/30/92                194               693
Gulf                    01/06/93                157               343
Hamilton                12/29/92                314               215
Hardee                  12/31/92                439               211
Herdando                12/29/92                894               688
Highlands               12/29/92               1200              1665
Hillsborough            12/30/92               6838               810
Jefferson               12/30/92                250               196
Lafayette               12/30/92                 92               129
Lake                    12/30/92               1203               323
Leon                    01/07/93               1611              2296
Levy                    12/29/92                479               312
Liberty                 12/30/92                 73               427
Madison                 12/30/92                292               205
Marion                  12/29/92               1888              1815
Orange                  12/30/92               4506              2985
Osceola                 12/31/92               1102              2325
Pasco                   12/29/92               3101               950
Pinellas                12/15/92               8120              1705
Polk                    12/31/92               3185               899
Seminole                12/29/92               2525              1408
Sumter                  12/29/92                471               468
Suwanee                 12/29/92                449               469
Taylor                  01/21/93                313               221
Volusia                 12/30/92               3797              1647
Wakulla                 12/31/92                204               765

THIRTY-THIRD SUPPLEMENTAL INDENTURE DATED DECEMBER 1, 1992

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 12/30/92               1888              2426
Bay                     12/30/92               1410               130
Brevard                 12/29/92               3256              2592
Citrus                  12/29/92                965               319
Columbia                12/30/92                769               622
Dixie                   12/30/92                165               572
Flagler                 12/30/92                480               300
Franklin                12/30/92                399                89
Gadsden                 12/30/92                399              1850
Gilchrist               12/30/92                195                 1
Gulf                    01/06/93                157               431
Hamilton                12/29/92                315                 1
Hardee                  12/31/92                439               299
Herdando                12/29/92                894               776
Highlands               12/29/92               1200              1754
Hillsborough            12/30/92               6838               898
Jefferson               12/30/92                250               285
Lafayette               12/30/92                 92               217
Lake                    12/30/92               1203               411
Leon                    01/07/93               1611              2384
Levy                    12/29/92                479               400
Liberty                 12/30/92                 73               515
Madison                 12/30/92                292               293
Marion                  12/29/92               1888              1903
Orange                  12/30/92               4506              3073
Osceola                 12/31/92               1102              2413
Pasco                   12/29/92               3101              1038
Pinellas                12/15/92               8120              1795
Polk                    12/31/92               3185               987
Seminole                12/29/92               2525              1496
Sumter                  12/29/92                471               556
Suwanee                 12/29/92                449               595
Taylor                  01/21/93                313               309
Volusia                 12/30/92               3797              1735
Wakulla                 12/31/92                204               853

THIRTY-FOURTH SUPPLEMENTAL INDENTURE DATED FEBRUARY 1, 1993

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 02/23/93               1895              1712
Bay                     02/22/93               1418              1202
Brevard                 02/22/93               3268              4928
Citrus                  03/03/93                972              1372
Columbia                02/23/93                771              1030
Dixie                   02/23/93                166               771
Flagler                 02/23/93                483                86
Franklin                02/23/93                404               209
Gadsden                 02/22/93                402               153
Gilchrist               02/22/93                196               612
Gulf                    02/22/93                158               636
Hamilton                02/22/93                317                37
Hardee                  02/26/93                442                29
Herdando                02/22/93                901              1009
Highlands               02/23/93               1206              1393
Hillsborough            02/23/93               6891               182
Jefferson               02/23/93                254               267
Lafayette               02/22/93                 92               788
Lake                    02/22/93               1211              1060
Leon                    02/23/93               1621                51
Levy                    02/22/93                484               459
Liberty                 02/22/93                 74               366
Madison                 02/22/93                297                50
Marion                  03/01/93               1902              1706
Orange                  03/01/93               4527              4174
Osceola                 02/23/93               1111              2070
Pasco                   03/01/93               3118              1205
Pinellas                02/09/93               8173               382
Polk                    02/22/93               3203              2186
Seminole                02/22/93               2547               765
Sumter                  02/22/93                475               750
Suwanee                 02/23/93                454                51
Taylor                  02/25/93                314               853
Volusia                 02/23/93               3808              3551
Wakulla                 02/23/93                207               396

THIRTY-FIFTH SUPPLEMENTAL INDENTURE DATED MARCH 1, 1993

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 03/22/93               1898              2769
Bay                     03/23/93               1423               659
Brevard                 03/22/93               3275              3473
Citrus                  03/22/93                975                 1
Columbia                03/24/93                772              1536
Dixie                   03/23/93                167               499
Flagler                 03/23/93                484              1113
Franklin                03/22/93                407                47
Gadsden                 03/22/93                403                66
Gilchrist               03/22/93                197               704
Gulf                    03/22/93                159               388
Hamilton                03/22/93                320                 1
Hardee                  03/22/93                443               137
Herdando                03/22/93                905               480
Highlands               03/22/93               1210                47
Hillsborough            03/22/93               6917               972
Jefferson               03/24/93                257                40
Lafayette               03/23/93                 93               218
Lake                    03/23/93               1216              1165
Leon                    03/23/93               1626              1941
Levy                    03/23/93                487               375
Liberty                 03/22/93                 74               627
Madison                 03/22/93                299               211
Marion                  03/22/93               1910               738
Orange                  03/23/93               4539              2634
Osceola                 03/25/93               1115              2511
Pasco                   03/22/93               3129               149
Pinellas                03/10/93               8200              2030
Polk                    03/22/93               3214              1331
Seminole                03/22/93               2559              1330
Sumter                  03/22/93                478               191
Suwanee                 03/24/93                456                58
Taylor                  03/26/93                316               580
Volusia                 03/23/93               3814              4453
Wakulla                 03/22/93                208               563

THIRTY-SIXTH SUPPLEMENTAL INDENTURE DATED JULY 1, 1993

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 08/06/93               1919              2335
Bay                     08/09/93               1447              1661
Brevard                 08/05/93               3312              2304
Citrus                  08/06/93                994               111
Columbia                08/09/93                778               736
Dixie                   08/10/93                171               595
Flagler                 08/06/93                493               183
Franklin                08/16/93                423                78
Gadsden                 08/06/93                407              1440
Gilchrist               08/06/93                202               372
Gulf                    08/06/93                162               831
Hamilton                08/06/93                326               301
Hardee                  08/06/93                450               623
Herdando                08/09/93                925              1936
Highlands               08/06/93               1225              1608
Hillsborough            08/05/93               7071               222
Jefferson               08/10/93                266               252
Lafayette               08/09/93                 95               394
Lake                    08/06/93               1241               430
Leon                    08/09/93               1660              1955
Levy                    08/06/93                500               395
Liberty                 08/06/93                 76               362
Madison                 08/06/93                312                20
Marion                  08/06/93               1948              1022
Orange                  08/09/93               4602               366
Osceola                 08/06/93               1138               832
Pasco                   08/05/93               3182               104
Pinellas                07/20/93               8342               522
Polk                    08/05/93               3268              1251
Seminole                08/09/93               2627               330
Sumter                  08/05/93                489               700
Suwanee                 08/09/93                467               488
Taylor                  08/06/93                323               490
Volusia                 08/06/93               3848              2752
Wakulla                 08/06/93                217               104

THIRTY-SEVENTH SUPPLEMENTAL INDENTURE DATED DECEMBER 1, 1993

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 12/29/93               1942              1768
Bay                     12/29/93               1473              1090
Brevard                 12/28/93               3353              2186
Citrus                  12/29/93               1013              1791
Columbia                12/30/93                784              1174
Dixie                   01/04/94                175               744
Flagler                 12/30/93                503               269
Franklin                12/30/93                437                69
Gadsden                 12/29/93                412              1638
Gilchrist               01/03/94                207               597
Gulf                    12/29/93                166               710
Hamilton                12/29/93                334                78
Hardee                  12/28/93                458               139
Herdando                12/30/93                947              1037
Highlands               12/29/93               1241              1888
Hillsborough            12/29/93               7235              1829
Jefferson               12/30/93                276               231
Lafayette               12/29/93                 97               746
Lake                    12/29/93               1267              2229
Leon                    12/29/93               1698              1017
Levy                    12/30/93                512               733
Liberty                 12/29/93                 78               291
Madison                 12/29/93                324               302
Marion                  12/29/93               1990              1962
Orange                  12/29/93               4675              2208
Osceola                 12/30/93               1163              2641
Pasco                   12/29/93               3239               112
Pinellas                12/15/93               8502              2162
Polk                    12/28/93               3327               562
Seminole                12/28/93               2703               466
Sumter                  12/28/93                502               167*
Suwanee                 12/29/93                478               324
Taylor                  12/29/93                330               533
Volusia                 12/29/93               3885              2736
Wakulla                 12/30/93                224               727

------------------------
* Due to a scriveners error, the Thirty-Ninth and Fortieth Supplemental Indentures to the Original Indenture erroneously indicated a page number of 157.

THIRTY-EIGHTH SUPPLEMENTAL INDENTURE DATED JULY 25, 1994

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                 08/08/94               1975              2678
Bay                     08/08/94               1516               432
Brevard                 08/08/94               3412              3309
Citrus                  08/08/94               1044              2108
Columbia                08/08/94                794               188
Dixie                   08/11/94                183                 3
Flagler                 08/08/94                516              1458
Franklin                08/10/94                465                42
Gadsden                 08/09/94                422               570
Gilchrist               08/10/94                216               477
Gulf                    08/08/94                172               664
Hamilton                08/08/94                347               189
Hardee                  08/08/94                471               495
Herdando                09/06/94                983               887
Highlands               08/08/94               1267               791
Hillsborough            08/10/94               7485               745
Jefferson               08/09/94                298                22
Lafayette               08/09/94                101               626
Lake                    08/09/94               1311              1274
Leon                    08/08/94               1754               594
Levy                    08/08/94                533                45
Liberty                 08/09/94                 81               566
Madison                 08/08/94                348               172
Marion                  08/10/94               2060              1272
Orange                  08/09/94               4779              4850
Osceola                 08/08/94               1205              1060
Pasco                   08/08/94               3326              1162
Pinellas                07/25/94               8734              1574
Polk                    08/08/94               3423              2168
Seminole                08/08/94               2809               131
Sumter                  08/08/94                524               256
Suwanee                 08/08/94                500               170
Taylor                  08/09/94                342               576
Volusia                 08/11/94               3942              4371
Wakulla                 08/10/94                239               322

THIRTY-NINTH SUPPLEMENTAL INDENTURE DATED JULY 1, 2001

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                  7/16/01               2371              1703
Bay                      7/24/01               2052               225
Brevard                  7/24/01               4387               206
Citrus                   7/16/01               1440               322
Columbia                 7/24/01                931              1741
Dixie                    7/23/01                262                 1
Flagler                  7/24/01                758               320
Franklin                 7/26/01                671               542
Gadsden                  7/23/01                529               134
Gilcrest                 7/23/01               2001              3068
Gulf                     7/24/01                262               872
Hamilton                 7/23/01                504                59
Hardee                   7/23/01                614               764
Hernando                 7/16/01               1437               619
Highlands                7/16/01               1556              1380
Hillsborough             7/23/01              10952              1626
Jefferson                7/23/01                471               268
Lafayette                7/23/01                169               348
Lake                     7/16/01               1974              2275
Leon                     7/23/01               2530                74
Levy                     7/23/01                752               726
Liberty                  7/23/01                124               311
Madison                  7/24/01                587                48
Manatee                  7/23/01               1692              6974
Marion                   7/16/01               2987              1131
Orange                   7/16/01               6302              3365
Osceola                  7/16/01               1902              1112
Pasco                    7/16/01               4667                77
Pinellas                 7/13/01              11475              2488
Polk                     7/16/01               4751                 1
Seminole                 7/16/01               4128               170
Sumter                   7/16/01                894                40
Suwannee                 7/23/01                877                77
Taylor                   7/23/01                464               215
Volusia                  7/17/01               4714              4356
Wakulla                  7/23/01                414               599

FORTIETH SUPPLEMENTAL INDENTURE DATED JULY 1, 2002

STATE OF FLORIDA

  County          Date of Recordation          Book              Page
------------      -------------------          ----              ----
Alachua                  7/19/02               2486               439
Bay                      7/19/02               2164               520
Brevard                  7/01/01               4641              2591
Citrus                   7/19/02               1521                 2
Columbia                 7/19/02                958               500
Dixie                    7/19/02                277                 1
Flagler                  7/24/02                838               776
Franklin                 7/24/02                706                23
Gadsden                  7/19/02                548               415
Gilchrist*               7/19/02       Instrument Number 2002    3363
Gulf                     7/19/02                285               369
Hamilton                 7/19/02                530               143
Hardee                   7/19/02                630               147
Hernando                 7/19/02               1552               745
Highlands                7/19/02               1616              1919
Hillsborough             7/19/02              11790              0680
Jefferson                7/22/02               0492              0001
Lafayette                7/19/02                181               406
Lake                     7/22/02              02145              1576
Leon                     7/19/02              R2697             01718
Levy                     7/19/02                795               531
Liberty                  7/19/02                131               454
Madison                  7/19/02                627               171
Manatee                  7/19/02               1759               970
Marion                   7/19/02               3203              0458
Orange                   7/23/02               6573              5463
Osceola                  7/22/02               2082              1419
Pasco                    7/19/02               5012              1362
Pinellas                 7/26/02              12128              1700
Polk                     7/19/02               5064              0027
Seminole                 7/23/02               4468              0429
Sumter                   7/19/02                988               512
Suwannee                 7/19/02                948                 7
Taylor                   7/19/02                484               562
Volusia                  7/19/02               4898              2002
Wakulla                  7/22/02                450               344

-------------------
* Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

                                    EXHIBIT B

                              PROPERTY DESCRIPTIONS

                    EXHIBIT B TO 41ST SUPPLEMENTAL INDENTURE

-----------------------------------------------------------------------------------------
DOC
TYPE                GRANTOR                   SECTION     TOWNSHIP      RANGE      BOOK
-----------------------------------------------------------------------------------------
TR       SEYMOUR, JERRY L., AND JOAN E.          29          19S          26E       2251
         SEYMOUR
-----------------------------------------------------------------------------------------
TR       VAL COURSEY HOMES, INC.                 31          19S          26E       2251
-----------------------------------------------------------------------------------------
TR       W.S.E.F., LLC                           21          19S          26E       2251
-----------------------------------------------------------------------------------------
TR       RFCD PARTNERSHIP                        32          19S          26E       2246
-----------------------------------------------------------------------------------------
TR       CAIRNES, ROBERT A., TRUSTEE         20; 29          19S          26E       2246
-----------------------------------------------------------------------------------------
TR       LAKE COUNTY SCHOOL BOARD FKA THE        29          19S          26E       2246
         BOARD OF PUBLIC INSTRUCTION OF
         LAKE COUNTY
-----------------------------------------------------------------------------------------
TR       HAWTHORNE PROPERTIES LAND TRUST         29          19S          26E       2246
-----------------------------------------------------------------------------------------
TR       MILLER, PHILLIP A., AND REBA E.         22          23S          18E       1618
         MILLER REVOCABLE FAMILY TRUST,
         UDT 08/25/1993
-----------------------------------------------------------------------------------------
TR       HERNANDO COUNTY DISTRICT SCHOOLS        15          23S          18E       1618
-----------------------------------------------------------------------------------------
TR       WITHLACOOCHEE RIVER ELECTRIC            36          22S          18E       1614
         COOPERATIVE, INC., A FLORIDA
         CORPORATION
-----------------------------------------------------------------------------------------
TR       ORANGE COUNTY, FLORIDA: BY BOARD        31          22S          28E       6734
         OF COUNTY COMMISSIONERS
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
DOC
TYPE        PAGE        RECORD DATE      COUNTY                     DESCRIPTION
--------------------------------------------------------------------------------------------------
TR           811         30-Jan-03       LAKE        SW 1/4 OF SECTION 29; THROUGH A PORTION OF
                                                     BLOCK 78 MAP OF TAVARES, PB 1, PG 64, LAKE
                                                     COUNTY
--------------------------------------------------------------------------------------------------
TR           819         30-Jan-03       LAKE        N 10' OF E 200' OF TRACT B IN MAGNOLIA RIDGE,
                                                     A SUBDIVISION IN THE CITY OF TAVARES,
                                                     RECORDED IN PB 41, PG 69, LAKE COUNTY
--------------------------------------------------------------------------------------------------
TR           815         30-Jan-03       LAKE        A PARCEL COMMENCING AT THE W BOUNDARY OF THE
                                                     SW 1/4 CONTAINING 0.20 ACRES, LAKE COUNTY
--------------------------------------------------------------------------------------------------
TR          1795         22-Jan-03       LAKE        PART OF THE NW 1/4 OF THE NW 1/4, LAKE COUNTY
--------------------------------------------------------------------------------------------------
TR          1790         22-Jan-03       LAKE        STIRP OF LAND IN NORTHERLY PORTION OF NE 1/4
                                                     OF SECTION 29 AND S PORTION OF SE 1/4 OF
                                                     SECTION 20, LAKE COUNTY
--------------------------------------------------------------------------------------------------
TR          1780         22-Jan-03       LAKE        STRIP LOCATED IN NE 1/4 OF SECTION 29 ALONG
                                                     HWY 441 ROW, LAKE COUNTY
--------------------------------------------------------------------------------------------------
TR          1784         22-Jan-03       LAKE        STRIP OF LAND (2 PARCELS) IN NE 1/4 OF
                                                     SECTION 29 CONTAINING 0.07 ACRES AND 0.0037
                                                     ACRES MOL RESPECTIVELY, LAKE COUNTY
--------------------------------------------------------------------------------------------------
TR          1406         21-Jan-03       HERNANDO    PORTION OF LOT 3, BLOCK 1, HOLLAND SPRING
                                                     INDUSTRIAL PARK, UNIT 1, PB 19, PGS 50 & 51,
                                                     HERNANDO COUNTY
--------------------------------------------------------------------------------------------------
TR          1411         21-Jan-03       HERNANDO    20 ACRES IN NE 1/4 OF NE 1/4 OF SECTION 15,
                                                     HERNANDO COUNTY
--------------------------------------------------------------------------------------------------
TR           409          8-Jan-03       HERNANDO    S 1/2 OF LOT 42, POTTERFIELD GARDEN ACRES
                                                     SECTION J, HERNANDO COUNTY
--------------------------------------------------------------------------------------------------
TR          2696          7-Jan-03       ORANGE      NW 1/4 OF THE SW 1/4 OF SECTION 31, ORANGE
                                                     COUNTY
--------------------------------------------------------------------------------------------------

                                                                         1 of 13

                    EXHIBIT B TO 41ST SUPPLEMENTAL INDENTURE

-----------------------------------------------------------------------------------------
DOC
TYPE               GRANTOR                    SECTION     TOWNSHIP      RANGE       BOOK
-----------------------------------------------------------------------------------------
TR       CENTURY - FAIRFIELD VILLAGE OF          04          16S          21E       3310
         OCALA
-----------------------------------------------------------------------------------------
TR       NADER DEVELOPMENT, LLC              32; 33          15S          21E       3310
-----------------------------------------------------------------------------------------
TR       OCALA MERCHANDISE LIQUIDATORS,          32          15S          21E       3310
         INC.
-----------------------------------------------------------------------------------------
TR       HILLOCKS, WINFRED                       18          17S          21E       3310
-----------------------------------------------------------------------------------------
TR       SMITH, PATRICIA                         18          17S          21E       3310
-----------------------------------------------------------------------------------------
TR       MARKRT, PAVEL                           18          17S          21E       3310
-----------------------------------------------------------------------------------------
TR       TABORDA, HECTOR AND LUZ MARINA          06          17S          21E       3310
         TABORDA
-----------------------------------------------------------------------------------------
TR       STERLING, SEYMOUR                       06          17S          21E       3310
-----------------------------------------------------------------------------------------
TR       STEINRUCK, REX M., AND RUTH E.          06          17S          21E       3310
         STEINRUCK
-----------------------------------------------------------------------------------------
TR       WILSON, DOROTHY G.                      32          19S          26E       2229
-----------------------------------------------------------------------------------------
TR       SILCOTT, LOUISE                         32          19S          26E       2229
-----------------------------------------------------------------------------------------
TR       KELLER, THEODORE AND RITA C.            32          19S          26E       2229
         KELLER
-----------------------------------------------------------------------------------------
TR       DURDEN, LARRY                       29; 32          19S          26E       2229
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
DOC
TYPE        PAGE        RECORD DATE      COUNTY                     DESCRIPTION
----------------------------------------------------------------------------------------------------
TR          1966         27-Dec-02       MARION      THE W 10' OF W 1/4 OF SECTION 4, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          1970         27-Dec-02       MARION      PART OF SW 1/4 OF SW 1/4 OF SECTION 33; PART
                                                     OF SE 1/4 OF SE 1/4 OF SECTION 32, MARION
                                                     COUNTY
----------------------------------------------------------------------------------------------------
TR          1968         27-Dec-02       MARION      SE CORNER OF 3.75 ACRE PARCEL IN SE 1/4 OF SE
                                                     1/4, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          1972         27-Dec-02       MARION      E OF LOT 45. BLOCK 1384, OF MARION OAKS UNIT
                                                     11, PB O, PGS 214 - 224, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          1980         27-Dec-02       MARION      E OF LOT 40, BLOCK 1384, OF MARION OAKS UNIT
                                                     11, PB O, PGS 214 - 224, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          1982         27-Dec-02       MARION      E OF LOT 32, BLOCK 1384, OF MARION OAKS UNIT
                                                     11, PB O, PGS 214 - 224, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          1978         27-Dec-02       MARION      W OF LOT 4, BLOCK 922, OF MARION OAKS UNIT
                                                     10, PB O, PGS 194 - 213, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          1976         27-Dec-02       MARION      W OF LOT 3, BLOCK 922, OF MARION OAKS UNIT
                                                     10, PB O, PGS 194 - 213, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          1974         27-Dec-02       MARION      W OF LOT 1, BLOCK 916, OF MARION OAKS UNIT
                                                     10, PB O, PGS 194 - 213, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR           947         21-Dec-02       LAKE        LOT 23 IN LES CHATEAU VILLA MOBILE HOME PARK,
                                                     RECORDED IN CONDOMINIUM BK 2, PGS 62-65, LAKE
                                                     COUNTY
----------------------------------------------------------------------------------------------------
TR           949         21-Dec-02       LAKE        LOT 25 IN LES CHATEAU VILLA MOBILE HOME PARK,
                                                     RECORDED IN CONDOMINIUM BK 2, PGS 62-65, LAKE
                                                     COUNTY
----------------------------------------------------------------------------------------------------
TR           951         21-Dec-02       LAKE        LOT 27 IN LES CHATEAU VILLA MOBILE HOME PARK,
                                                     RECORDED IN CONDOMINIUM BK 2, PGS 62-65, LAKE
                                                     COUNTY
----------------------------------------------------------------------------------------------------
TR           953         21-Dec-02       LAKE        LOT 13 IN LES CHATEAU VILLA MOBILE HOME PARK,
                                                     RECORDED IN CONDOMINIUM BK 2, PGS 62-65, LAKE
                                                     COUNTY
----------------------------------------------------------------------------------------------------

                                                                         2 of 13

                    EXHIBIT B TO 41ST SUPPLEMENTAL INDENTURE

------------------------------------------------------------------------------------------
DOC
TYPE                  GRANTOR                 SECTION     TOWNSHIP      RANGE       BOOK
------------------------------------------------------------------------------------------
TR       DUNFEE, WILLIAM AND D. MAXINE       29; 32          19S          26E       2229
         DUNFEE
------------------------------------------------------------------------------------------
TR       ROSS, JAMES D., AND CAROLYN ROSS        32          19S          26E       2229
------------------------------------------------------------------------------------------
TR       RADNOTHY ORTHOPAEDICS P. A.             21          19S          26E       2229
------------------------------------------------------------------------------------------
TR       TWEEN WATERS, INC.                      29          19S          26E       2229
------------------------------------------------------------------------------------------
TR       REESE, DAVID; SHIRLEY REESE;            32          19S          26E       2229
         PATRICK R. REESE
------------------------------------------------------------------------------------------
TR       MI CHAMARRA INC.                        30          19S          26E       2229
------------------------------------------------------------------------------------------
TR       REINKING, JAMES R., AND NANCY E.        21          19S          26E       2229
         REINKING
------------------------------------------------------------------------------------------
TR       DIP-A-DEE DONUTS, INC.                  29          19S          26E       2229
------------------------------------------------------------------------------------------
TR       CHURCH OF GOD                           29          19S          26E       2229
------------------------------------------------------------------------------------------
TR       AMMAN, RICHARD D. AND DEBRA L.          31          19S          26E       2229
         AMMAN
------------------------------------------------------------------------------------------
TR       NOONAN, JOSEPH J.                       32          19S          26E       2229
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
DOC
TYPE        PAGE         RECORD DATE     COUNTY                     DESCRIPTION
---------------------------------------------------------------------------------------------------
TR          941          21-Dec-02       LAKE        LOT 12 IN LES CHATEAU VILLA MOBILE HOME PARK,
                                                     RECORDED IN CONDOMINIUM BK 2, PGS 62-65, LAKE
                                                     COUNTY
---------------------------------------------------------------------------------------------------
TR          945          21-Dec-02       LAKE        LOT 21 IN LES CHATEAU VILLA MOBILE HOME PARK,
                                                     RECORDED IN CONDOMINIUM BK 2, PGS 62-65, LAKE
                                                     COUNTY
---------------------------------------------------------------------------------------------------
TR          959          21-Dec-02       LAKE        NE CORNER OF SE 1/4 OF SECTION 21, THROUGH A
                                                     PORTION OF LOTS 4-8 AND TRACT A, LAKE VIEW
                                                     CENTER, PHASE 1, RECORDED IN PB 38, PGS
                                                     81-83, LAKE COUNTY
---------------------------------------------------------------------------------------------------
TR          970          21-Dec-02       LAKE        S LINE OF THE SW 1/4 OF SECTION 29, THROUGH A
                                                     PORTION OF BLOCK 77, PB 1, PG 64, LAKE COUNTY
---------------------------------------------------------------------------------------------------
TR          978          21-Dec-02       LAKE        N LINE OF THE NW 1/4 OF SECTION 32, THROUGH A
                                                     PORTION OF LOT 14, LES CHATEAU VILLA, MOBILE
                                                     HOME PARK, CONDOMINIUM BK 2, PG 62, LAKE
                                                     COUNTY
---------------------------------------------------------------------------------------------------
TR          986          21-Dec-02       LAKE        SW CORNER OF SW 1/4 OF SE 1/4 OF SECTION 30,
                                                     LAKE COUNTY
---------------------------------------------------------------------------------------------------
TR          982          21-Dec-02       LAKE        NE CORNER OF SE 1/4 OF SECTION 21, LAKE COUNTY
---------------------------------------------------------------------------------------------------
TR          974          21-Dec-02       LAKE        N LINE OF THE NE 1/4 OF SECTION 29, THROUGH A
                                                     PORTION OF LOT 4, BLOCK F, LAKEWOOD PARK
                                                     ADDITION TO THE CITY OF TAVARES PB 10, PG 1,
                                                     LAKE COUNTY
---------------------------------------------------------------------------------------------------
TR          965          21-Dec-02       LAKE        NE 1/4 SECTION 29 THROUGH A PORTION OF BLOCK
                                                     107, PB 1, PG 64, LAKE COUNTY
---------------------------------------------------------------------------------------------------
TR          955          21-Dec-02       LAKE        LOTS 1 AND 2, CYPRESS GROVE, RECORDED IN PB
                                                     26, PG 67, LAKE COUNTY
---------------------------------------------------------------------------------------------------
TR          943          21-Dec-02       LAKE        LOT 19 IN LES CHATEAU VILLA MOBILE HOME PARK,
                                                     RECORDED IN CONDOMINIUM BK 2, PGS 62-65, LAKE
                                                     COUNTY
---------------------------------------------------------------------------------------------------

                                                                         3 of 13

                    EXHIBIT B TO 41ST SUPPLEMENTAL INDENTURE

------------------------------------------------------------------------------------------
DOC
TYPE                 GRANTOR                 SECTION      TOWNSHIP       RANGE      BOOK
------------------------------------------------------------------------------------------
TR          LES CHATEAU VILLA HOMEOWNERS,    29; 32          19S          26E       2229
            INC.
------------------------------------------------------------------------------------------
TR          WING, CHESTER JAMES AND              32          19S          26E       2229
            MARGARET ELLEN WING
------------------------------------------------------------------------------------------
TR          US RETAIL INCOME FUND VI LP, A       15          23S          18E       1607
            DELAWARE CORPORATION; BY BVT
            INSTITUTIONAL INVESTMENTS, INC.
------------------------------------------------------------------------------------------
TR          WALGREEN CO.                     15; 22          23S          18E       1607
------------------------------------------------------------------------------------------
TR          GULFSTREAM NATURAL GAS SYSTEM,       30          31S          25E       5207
            LLC, A DELAWARE LIMITED
            LIABILITY COMPANY
------------------------------------------------------------------------------------------
TR          BRASSWELL, THOMAS R.                 09          23S          18E       1607
------------------------------------------------------------------------------------------
TR          LUCENT TECHNOLOGIES, INC., FKA       33          23S          29E       6710
            NS - MPG, INC.
------------------------------------------------------------------------------------------
TR          SHUBERT JR., FRANCIS E., AND         04          16S          21E       3289
            MANDI T. SHUBERT
------------------------------------------------------------------------------------------
TR          HAMEL, ROBERT L. AND JEANNE R.       31          19S          26E       2214
            HAMEL
------------------------------------------------------------------------------------------
TR          SANTI DEVELOPMENT CORPORATION        21          19S          26E       2214
------------------------------------------------------------------------------------------
TR          LAKE COUNTY SHRINE CLUB, INC.        29          19S          26E       2214
------------------------------------------------------------------------------------------
TR          HAMEL, ROBERT L.;  JEANNE R.         31          19S          26E       2214
            HAMEL; HELENA D. HAMEL
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
DOC
TYPE        PAGE        RECORD DATE      COUNTY                     DESCRIPTION
---------------------------------------------------------------------------------------------------
TR           939         21-Dec-02       LAKE        THE AREA KNOWN AS COMMON ELEMENT IN LES
                                                     CHATEAU VILLA MOBILE HOME PARK, RECORDED IN
                                                     CONDOMINIUM BK 2, PGS 62-65, LAKE COUNTY
---------------------------------------------------------------------------------------------------
TR           937         21-Dec-02       LAKE        LOT 28 IN LES CHATEAU VILLA MOBILE HOME PARK,
                                                     RECORDED IN CONDOMINIUM BK 2, PGS 62-65, LAKE
                                                     COUNTY
---------------------------------------------------------------------------------------------------
TR          1410         20-Dec-02       HERNANDO    A PORTION OF LOT 4, AND A PORTION OF THE
                                                     DRAINAGE RETENTION AREA, HOLLAND SPRING
                                                     COMMERCIAL SUBDIVISION, PB 31, PGS 27 & 28,
                                                     HERNANDO COUNTY;
---------------------------------------------------------------------------------------------------
TR          1420         20-Dec-02       HERNANDO    A PORTION OF LOT 1, BLOCK 1, HOLLAND SPRING
                                                     INDUSTRIAL PARK, UNIT 1, PB 19, PGS 50 & 51,
                                                     HERNANDO COUNTY
---------------------------------------------------------------------------------------------------
TR           431         20-Dec-02       POLK        PART OF THE S 1/4 OF THE SW 1/4 OF SECTION
                                                     30, POLK COUNTY
---------------------------------------------------------------------------------------------------
TR          1416         20-Dec-02       HERNANDO    A PORTION OF LOT 5, BLOCK 3, VILLAGE VAN
                                                     GOGH, PB 24, PGS 6 & 7, HERNANDO COUNTY;
---------------------------------------------------------------------------------------------------
TR          1727         19-Dec-02       ORANGE      FROM THE SW CORNER OF THE SW 1/4 OF SECTION
                                                     33, ORANGE COUNTY
---------------------------------------------------------------------------------------------------
TR           921          3-Dec-02       MARION      THE W 10' OF LOT 24, BLOCK 3, BAHAI OAKS,
                                                     UNIT 1, PB L, PG 65, MARION COUNTY
---------------------------------------------------------------------------------------------------
TR          2382         27-Nov-02       LAKE        KRIZ PLAZA LOT 2, PB 18, PG 3, LAKE COUNTY
---------------------------------------------------------------------------------------------------
TR          2372         27-Nov-02       LAKE        PART OF NW 1/4 OF SE 1/4 CONTAINING 469
                                                     SQUARE FEET, LAKE COUNTY
---------------------------------------------------------------------------------------------------
TR          2376         27-Nov-02       LAKE        TAVARES IMPROVEMENT CO. SUBDIVISION, LOTS A,
                                                     B, C BLOCK 67, LOTS E, F, BLOCK 66, PB 4, PG
                                                     29, LAKE COUNTY
---------------------------------------------------------------------------------------------------
TR          2387         27-Nov-02       LAKE        CYPRESS GROVE LOTS 2, 3 & 4 PB 26, PG 67,
                                                     LAKE COUNTY
---------------------------------------------------------------------------------------------------

                                                                         4 of 13

                    EXHIBIT B TO 41ST SUPPLEMENTAL INDENTURE

-----------------------------------------------------------------------------------------
DOC
TYPE                  GRANTOR                 SECTION     TOWNSHIP      RANGE       BOOK
-----------------------------------------------------------------------------------------
TR          TALQUIN ELECTRIC COOPERATIVE,        34          03N          03W        555
            INC.
-----------------------------------------------------------------------------------------
TR          SCARBOROUGH/SEMBLER JOINT            10          23S          18E       1595
            VENTURE II; SCARBOROUGH
            CONSTRUCTORS, INC., GENERAL
            PARTNER
-----------------------------------------------------------------------------------------
TR          HUTCHESON, JUANITA L., AND BILLY     29          19S          26E       2197
            RAY HUTCHESON
-----------------------------------------------------------------------------------------
TR          HOFFMAN, RHONDA H., TRUSTEE          21          19S          26E       2197
-----------------------------------------------------------------------------------------
TR          BONADUCE, ARMANDO D., TRUSTEE        21          19S          26E       2197
-----------------------------------------------------------------------------------------
TR          BAKER GROVES, INC.                   21          19S          26E       2197
-----------------------------------------------------------------------------------------
TR          HOFFMAN, WAYNE A., AND RHONDA H.     06          20S          26E       2197
            HOFFMAN
-----------------------------------------------------------------------------------------
TR          VAN ECKELEN, EMANUEL R.              10          23S          18E       1586
-----------------------------------------------------------------------------------------
TR          FONTANE, JAIME                       13          17S          20E       3258
-----------------------------------------------------------------------------------------
TR          DELTONA CORPORATION                  07          17S          21E       3257
-----------------------------------------------------------------------------------------
TR          PLATT, MARION R.                     04          16S          21E       3254
-----------------------------------------------------------------------------------------
TR          FRIEDMAN, CHARLAINE                  04          16S          21E       3254
-----------------------------------------------------------------------------------------
TR          HERRICK, GORDON AND ELIZABETH        04          16S          21E       3254
            HERRICK
-----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
DOC
TYPE        PAGE        RECORD DATE      COUNTY                     DESCRIPTION
----------------------------------------------------------------------------------------------------
TR           401         20-Nov-02       GADSDEN     BEGIN AT A POINT 981.5' W OF THE SE CORNER OF
                                                     THE SW 1/4 OF SECTION 34, GADSDEN COUNTY
----------------------------------------------------------------------------------------------------
TR           281         18-Nov-02       HERNANDO    TRACT D OF SILVERTHORN PHASE 1, PB 28, PGS 36
                                                     THROUGH 42, HERNANDO COUNTY
----------------------------------------------------------------------------------------------------
TR          1220         28-Oct-02       LAKE        COMMENCE AT THE INTERSECTION OF THE S LINE OF
                                                     THE SW 1/4 OF SECTION 29, LAKE COUNTY
----------------------------------------------------------------------------------------------------
TR          1224         28-Oct-02       LAKE        PART OF NW 1/4 OF SE 1/4, LAKE COUNTY
----------------------------------------------------------------------------------------------------
TR          1194         28-Oct-02       LAKE        PART OF NE 1/4 OF SE 1/4LAKE COUNTY
----------------------------------------------------------------------------------------------------
TR          1198         28-Oct-02       LAKE        PART OF NE 1/4 OF SE 1/4, LAKE COUNTY
----------------------------------------------------------------------------------------------------
TR          1228         28-Oct-02       LAKE        PART OF NW 1/4 OF NE 1/4, LAKE COUNTY
----------------------------------------------------------------------------------------------------
TR           477         24-Oct-02       HERNANDO    THE S 10' OF LOT 3, BLOCK 3, VILLAGE VAN
                                                     GOGH, PB 24, PGS 6 & 7, HERNANDO COUNTY
----------------------------------------------------------------------------------------------------
TR          1394         17-Oct-02       MARION      THE E 10' OF THE E 1/2 OF THE NE 1/4 OF THE
                                                     SE 1/4 OF THE NE 1/4 OF THE SW 1/4 OF SECTION
                                                     13, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR           581         15-Oct-02       MARION      LOT 16, BLOCK 1390, TOGETHER WITH LOTS 1 &
                                                     12, BLOCK 1389, MARION OAKS ELEVEN, PB O, PGS
                                                     214 - 224, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR           378         11-Oct-02       MARION      THE W 10' OF LOT 9 BLOCK 9, BAHAI OAKS, UNIT
                                                     2 PB L, PG 66, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR           380         11-Oct-02       MARION      THE W 10' OF LOT 23 BLOCK 10, BAHAI OAKS,
                                                     UNIT 2, PB L, PG 66, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR           382         11-Oct-02       MARION      THE W 10' OF LOT 14 BLOCK 10, BAHAI OAKS,
                                                     UNIT 2, PB L, PG 66, MARION COUNTY
----------------------------------------------------------------------------------------------------

                                                                         5 of 13

                    EXHIBIT B TO 41ST SUPPLEMENTAL INDENTURE

-----------------------------------------------------------------------------------------
DOC
TYPE                 GRANTOR                 SECTION      TOWNSHIP      RANGE       BOOK
-----------------------------------------------------------------------------------------
TR          MAKAREWICZ, CONRAD M.; HELEN         09          16S          21E       3254
            KELLY AND FREDERICK KELLY
-----------------------------------------------------------------------------------------
TR          EHLER DEVELOPMENT COMPANY, INC       31          19S          26E       2188
-----------------------------------------------------------------------------------------
TR          MEADOWS, JOHN W., AND MARY B.        30          19S          26E       2188
            MEADOWS
-----------------------------------------------------------------------------------------
TR          EAGLES NEST ESTATES INC.         30; 31          19S          26E       2188
-----------------------------------------------------------------------------------------
TR          POTTS, LOUIS F.                      09          23S          18E       1581
-----------------------------------------------------------------------------------------
TR          ALLEN - KADRI, JEANETTE, AKA         09          23S          18E       1581
            JEANETTE KADRI
-----------------------------------------------------------------------------------------
TR          DELGADO - ROBINSON, IRMA             09          23S          18E       1581
-----------------------------------------------------------------------------------------
TR          SILVA, CANDIDO AND BEVERLY R.        31          19S          26E       2185
            SILVA
-----------------------------------------------------------------------------------------
TR          SENTURK, SADUN AND SHERRIE J.        31          19S          26E       2185
            SENTURK
-----------------------------------------------------------------------------------------
TR          COFFEY KERMIT AND GALENA C.          04          16S          21E       3242
            COFFEY
-----------------------------------------------------------------------------------------
TR          NADER DEVELOPMENT LLC            32; 33          15S          21E       3242
-----------------------------------------------------------------------------------------
TR          LANOZA, MARY ANN AND LORRAINE        13          17S          20E       3242
            LANOZA
-----------------------------------------------------------------------------------------
TR          ALVAREZ, MANUEL A.                   04          16S          21E       3242
-----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
DOC
TYPE        PAGE        RECORD DATE      COUNTY                    DESCRIPTION
----------------------------------------------------------------------------------------------------
TR           384         11-Oct-02       MARION      THE W 10' OF LOT 3 BLOCK 9, BAHAI OAKS, UNIT
                                                     2, PB L, PG 66, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR           106         10-Oct-02       LAKE        PART OF NE 1/4 OF NE 1/4, LAKE COUNTY
----------------------------------------------------------------------------------------------------
TR            94         10-Oct-02       LAKE        PART OF SE 1/4 OF SW 1/4 OF SECTION 30, LAKE
                                                     COUNTY
----------------------------------------------------------------------------------------------------
TR           101         10-Oct-02       LAKE        PART OF SW 1/4 OF SE 1/4 OF SECTION 30; PART
                                                     OF NW 1/4 OF NE 1/4 OF SECTION 31, LAKE COUNTY
----------------------------------------------------------------------------------------------------
TR           604         9-Oct-02        HERNANDO    THE S 10' OF LOT 7, BLOCK 3, VILLAGE VAN
                                                     GOGH, PB 24, PGS 6 & 7, HERNANDO COUNTY
----------------------------------------------------------------------------------------------------
TR           608         9-Oct-02        HERNANDO    THE S 10' OF LOT 1, BLOCK 6, VILLAGE VAN
                                                     GOGH, PB 24, PGS 6 & 7, HERNANDO COUNTY
----------------------------------------------------------------------------------------------------
TR           612         9-Oct-02        HERNANDO    THE S 10' OF LOT 2, BLOCK 3, VILLAGE VAN
                                                     GOGH, PB 24, PGS 6 & 7, HERNANDO COUNTY
----------------------------------------------------------------------------------------------------
TR          2108         7-Oct-02        LAKE        PART OF NE 1/4 OF NE 1/4 OF SECTION 31, LAKE
                                                     COUNTY
----------------------------------------------------------------------------------------------------
TR          2103         7-Oct-02        LAKE        PART OF NE 1/4 OF NE 1/4 OF SECTION 31, LAKE
                                                     COUNTY
----------------------------------------------------------------------------------------------------
TR          1037         20-Sep-02       MARION      THE W 10' OF LOT 4, BLOCK 9, BAHAI OAKS, UNIT
                                                     2, PB L, PG 66, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          1039         20-Sep-02       MARION      THE E 10' OF THE S 242' OF THE N 1/2 OF THE
                                                     SW 1/4 OF SECTION 33 LYING W OF SW 60TH
                                                     AVENUE AND PART OF E 1/2 OF SE 1/4 OF SE 1/4
                                                     OF SECTION 32 LYING W OF 60TH AVENUE, WITH
                                                     EXCEPTION OF N 356.5', MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          1041         20-Sep-02       MARION      E'RLY 10' OF LOT 304 OF FLORIDA HIGHLANDS,
                                                     DESCRIBED AS THE E 1/2 OF SE 1/4 OF NE 1/4 OF
                                                     NE 1/4 OF SW 1/4, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          1030         20-Sep-02       MARION      THE W 10' OF LOT 1, BLOCK 3, BAHAI OAKS, UNIT
                                                     1, PB L, PG 65, MARION COUNTY
----------------------------------------------------------------------------------------------------

                                                                         6 of 13

                    EXHIBIT B TO 41ST SUPPLEMENTAL INDENTURE

----------------------------------------------------------------------------------------
DOC
TYPE                  GRANTOR                 SECTION     TOWNSHIP      RANGE       BOOK
----------------------------------------------------------------------------------------
TR          FIELDS, RAYMOND C., AND IRIS L.       04         16S          21E       3242
            FIELDS
-----------------------------------------------------------------------------------------
TR          OCALA MERCHANDISE LIQUIDATORS,        32         15S          21E       3242
            INC.
-----------------------------------------------------------------------------------------
TR          CITY OF LEESBURG, A FLORIDA           08         20S          26E       2174
            MUNICIPAL CORPORATION
-----------------------------------------------------------------------------------------
TR          SUMTER ELECTRIC COOPERATIVE,          30         19S          26E       2174
            INC. A FLORIDA CORPORATION
-----------------------------------------------------------------------------------------
TR          SUMTER ELECTRIC COOPERATIVE,          08         20S          26E       2174
            INC., A FLORIDA CORPORATION
-----------------------------------------------------------------------------------------
TR          ROSEWOOD CONDOMINIUM HOMEOWNERS       31         19S          26E       2174
            ASSOCIATION, INC.
-----------------------------------------------------------------------------------------
TR          CENTRAL FLORIDA ELECTRIC              13         08S          14E       2002
            COOPERATIVE, INC.
-----------------------------------------------------------------------------------------
TR          CENTRAL FLORIDA ELECTRIC          02; 11         10S          16E       2002
            COOPERATIVE, INC.
-----------------------------------------------------------------------------------------
TR          OEHLERKING ASSOCIATES, A FLORIDA      35         16S          20E       3240
            GENERAL PARTNERSHIP
-----------------------------------------------------------------------------------------
TR          HOMELAND CEMETERY ASSOCIATION,        33         30S          25E       5097
            INCORPORATED, FKA BETHEL
            CEMETERY OF HOMELAND, FLORIDA
-----------------------------------------------------------------------------------------
TR          SMITH, ROBERT G., AND SHIRLEY A.      04         16S          21E       3224
            SMITH
-----------------------------------------------------------------------------------------
TR          DESPAIN, CYNTHIA M.                   04         16S          21E       3224
-----------------------------------------------------------------------------------------
TR          DEUEL, GEORGE M.                      04         16S          21E       3224
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
DOC
TYPE        PAGE         RECORD DATE     COUNTY                     DESCRIPTION
----------------------------------------------------------------------------------------------------
TR          1035         20-Sep-02       MARION      THE W 10' OF LOT 15, BLOCK 10, BAHAI OAKS,
                                                     UNIT 2, PB L, PG 66, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          1032         20-Sep-02       MARION      THE E 10' OF 3.75 ACRE PARCEL OF LAND IN THE
                                                     SE 1/4 OF SE 1/4 OF SECTION 32, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          2312         18-Sep-02       LAKE        NORTH 1/2 OF THE NE 1/4, LAKE COUNTY
----------------------------------------------------------------------------------------------------
TR          2322         18-Sep-02       LAKE        PART OF SW 1/4 OF SW 1/4, LAKE COUNTY
----------------------------------------------------------------------------------------------------
TR          2318         18-Sep-02       LAKE        PART OF NE 1/4 OF NE 1/4, LAKE COUNTY
----------------------------------------------------------------------------------------------------
TR          2317         18-Sep-02       LAKE        PART OF E 1/4 OF W 1/2 OF NW 1/4, LAKE COUNTY
----------------------------------------------------------------------------------------------------
TR          4374         17-Sep-02       GILCHRIST   PART OF THE NE 1/4, GILCHRIST COUNTY
----------------------------------------------------------------------------------------------------
TR          4372         17-Sep-02       GILCHRIST   PART OF NW 1/4 OF NW 1/4, SECTION 11 AND PART
                                                     OF SW 1/4 OF SW 1/4, SECTION 2, GILCHRIST
                                                     COUNTY
----------------------------------------------------------------------------------------------------
TR           375         17-Sep-02       MARION      A PORTION OF PROPERTY IN SECTION 35, TOWNSHIP
                                                     16S, RANGE 20E. SEE IMAGE FOR FULL
                                                     DESCRIPTION. MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          1331         28-Aug-02       POLK        COMMENCE AT THE SE CORNER OF THE SE 1/4 OF
                                                     THE SE 1/4 OF THE SW 1/4 OF SECTION 33, POLK
                                                     COUNTY
----------------------------------------------------------------------------------------------------
TR          1644         23-Aug-02       MARION      W 10' OF LOT 12, BLOCK 10, OF BAHAI OAKS,
                                                     UNIT 2 PB L, PG 66, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          1642         23-Aug-02       MARION      W 10' OF LOT 18, BLOCK 10, OF BAHAI OAKS,
                                                     UNIT 2, PB L, PG 66, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          1638         23-Aug-02       MARION      W 10' OF LOT 17, BLOCK 10, OF BAHAI OAKS,
                                                     UNIT 2, PB L, PG 66, MARION COUNTY
----------------------------------------------------------------------------------------------------

                                                                         7 of 13

                    EXHIBIT B TO 41ST SUPPLEMENTAL INDENTURE

-----------------------------------------------------------------------------------------
DOC
TYPE                 GRANTOR                  SECTION     TOWNSHIP      RANGE       BOOK
-----------------------------------------------------------------------------------------
TR          OAK RUN ASSOCIATES, LTD              36          16S          20E       3224
-----------------------------------------------------------------------------------------
TR          WRIGHT, JOHN                         04          16S          21E       3224
-----------------------------------------------------------------------------------------
TR          VANCE, BERNICE W.                    04          16S          21E       3224
-----------------------------------------------------------------------------------------
TR          WITHLACOOCHEE RIVER ELECTRIC         08          22S          18E       1563
            COOPERATIVE, INC., A FLORIDA
            CORPORATION
-----------------------------------------------------------------------------------------
TR          SUWANNEE VALLEY ELECTRIC CO-OP,      17          06S          15E        954
            INC.
-----------------------------------------------------------------------------------------
TR          WITHLACOOCHEE RIVER ELECTRIC         13          25S          16E       5043
            COOPERATIVE, INC., A FLORIDA
            CORPORATION
-----------------------------------------------------------------------------------------
TR          BOWEN, GILBERT                       21          30S          26E       5084
-----------------------------------------------------------------------------------------
TR          CAMPBELL, ARCHIBALD D., AND          30          30S          26E       5082
            WANDA K. CAMPBELL
-----------------------------------------------------------------------------------------
TR          CAMPBELL, ARCHIBALD D., AND          30          30S          26E       5082
            WANDA K. CAMPBELL
-----------------------------------------------------------------------------------------
TR          CAMPBELL, ARCHIBALD D., AND          30          30S          26E       5082
            WANDA K. CAMPBELL
-----------------------------------------------------------------------------------------
TR          METZ, LOIS O.                        04          16S          21E       3215
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
DOC
TYPE        PAGE        RECORD DATE      COUNTY                     DESCRIPTION
----------------------------------------------------------------------------------------------------
TR          1646         23-Aug-02       MARION      S'RLY 10' OF TRACT C, OAK RUN NEIGHBORHOOD
                                                     9B, PB 1, PG 64; S'RLY 10' OF TRACTS A, B,
                                                     C, OAK RUN NEIGHBORHOOD 8A, PB 1, PG 64;
                                                     S'RLY 10' OF TRACT E, OAK RUN NEIGHBORHOOD
                                                     8A, PB 1, PG 64; S'RLY 10' OF THE W'RLY 350'
                                                     OF THE E'RLY 400' OF THE NE 1/4 OF MARION
                                                     COUNTY
----------------------------------------------------------------------------------------------------
TR          1636         23-Aug-02       MARION      W 10' OF LOT 10, BLOCK 10, OF BAHAI OAKS,
                                                     UNIT 2, PB L, PG 66, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          1640         23-Aug-02       MARION      W 10' OF LOT 26, BLOCK 2, OF BAHAI OAKS, UNIT
                                                     1, PB L, PG 65, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          1211         22-Aug-02       HERNANDO    MELANIE HEIGHTS SE CORNER OF LOT 16 BLOCK A,
                                                     HERNANDO COUNTY
----------------------------------------------------------------------------------------------------
TR           273         22-Aug-02       SUWANNEE    THE E 70' OF THE S 160', A PART OF THE NE 1/4
                                                     OF SE 1/4 OF SW 1/4, SUWANNEE COUNTY
----------------------------------------------------------------------------------------------------
TR            23         21-Aug-02       PASCO       OSCEOLA HEIGHTS, TRACT 147, PASCO COUNTY
----------------------------------------------------------------------------------------------------
TR          1935         13-Aug-02       POLK        THE W 1/2 OF THE SW 1/4 OF THE NW 1/4, POLK
                                                     COUNTY
----------------------------------------------------------------------------------------------------
TR           377          9-Aug-02       POLK        THE N 1/2 OF THE N 1/2 OF THE NW 1/4 OF THE
                                                     NW 1/4, POLK COUNTY
----------------------------------------------------------------------------------------------------
TR           373          9-Aug-02       POLK        THE N 1/2 OF THE N 1/2 OF THE SW 1/4 OF THE
                                                     NW 1/4, POLK COUNTY
----------------------------------------------------------------------------------------------------
TR           381          9-Aug-02       POLK        THE S 1/2 OF THE N 1/2 OF THE SW 1/4 OF THE
                                                     NW 1/4, POLK COUNTY
----------------------------------------------------------------------------------------------------
TR          1025          8-Aug-02       MARION      THE W 10' OF LOT 21, BLOCK 10 OF BAHAI OAKS,
                                                     UNIT 2, PLAT BOOK L, PAGE 66, MARION COUNTY
----------------------------------------------------------------------------------------------------

                                                                         8 of 13

                    EXHIBIT B TO 41ST SUPPLEMENTAL INDENTURE

-----------------------------------------------------------------------------------------
DOC
TYPE              GRANTOR                    SECTION      TOWNSHIP      RANGE       BOOK
-----------------------------------------------------------------------------------------
TR          RUSHFORD, ROGER                      04          16S         21E        3215
-----------------------------------------------------------------------------------------
TR          BANSGOPAUL, MARCIA AND GLEN          18          17S         21E        3215
            BANSGOPAUL
-----------------------------------------------------------------------------------------
TR          PEMBERTON JR., CHARLES L., AND       04          31S         25E        5078
            JOANNA L. PEMBERTON
-----------------------------------------------------------------------------------------
TR          WEST, IVAN J.                        04          31S         25E        5072
-----------------------------------------------------------------------------------------
TR          DELTONA CORPORATION              06; 07; 18      17S         21E        3200
-----------------------------------------------------------------------------------------
TR          GORDON, IRENE                        18          17S         21E        3195
-----------------------------------------------------------------------------------------
TR          JOSEPH - LOPEZ, MARY                 18          17S         21E        3195
-----------------------------------------------------------------------------------------
TR          SHANGO, HORUS O., AND JOSLYN         18          17S         21E        3195
            SHANGO
-----------------------------------------------------------------------------------------
TR          BERNARD, MARCIA AND PEDRO BERNARD    18          17S         21E        3195
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
DOC
TYPE        PAGE        RECORD DATE      COUNTY                    DESCRIPTION
----------------------------------------------------------------------------------------------------
TR          1021         8-Aug-02        MARION      THE W 10' OF LOT 25, BLOCK 10 OF BAHAI OAKS,
                                                     UNIT 2, PLAT BOOK L, PAGE 66, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR          1023         8-Aug-02        MARION      LOT 36, BLOCK 1384, MARION OAKS, UNIT 11,
                                                     PLAT BOOK O, PAGES 214 - 224, MARION COUNTY
----------------------------------------------------------------------------------------------------
TR           282         6-Aug-02        POLK        ROLLING OAKS ESTATE LOT 1 PB 111, PG 32, POLK
                                                     COUNTY
----------------------------------------------------------------------------------------------------
TR           502        30-Jul-02        POLK        ROLLING OAKS ESTATE LOT 20, PB 111, PG 32,
                                                     POLK COUNTY
----------------------------------------------------------------------------------------------------
TR           544        16-Jul-02        MARION      EASTERLY 10' OF LOT 43, 30, 27, BLOCK 1384,
                                                     MARION OAKS UNIT 11, PB O, PG 214; N'RLY 10'
                                                     OF LOT 4, BLOCK 1387, MARION OAKS UNIT 11, PB
                                                     O, PG 214; W'RLY 10' OF LOT 9 BLOCK 1399, OF
                                                     MARION OAKS UNIT 11, PB O, PG 214. SEE IMAGE
                                                     FOR FULL DESCRIPTION. MARION COUNTY
----------------------------------------------------------------------------------------------------
TR           195         5-Jul-02        MARION      LOT 44, BLOCK 1384, OF MARION OAKS UNIT 11, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 214 THROUGH
                                                     224 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR           237         5-Jul-02        MARION      LOT 41, BLOCK 1384, OF MARION OAKS UNIT 11, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 214 THROUGH
                                                     224 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR           211         5-Jul-02        MARION      LOT 39, BLOCK 1384, OF MARION OAKS UNIT 11, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 214 THROUGH
                                                     224 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR           197         5-Jul-02        MARION      LOT 33, BLOCK 1384, OF MARION OAKS UNIT 11, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 214 THROUGH
                                                     224 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------

                                                                         9 of 13

                    EXHIBIT B TO 41ST SUPPLEMENTAL INDENTURE

-----------------------------------------------------------------------------------------
DOC
TYPE               GRANTOR                    SECTION     TOWNSHIP      RANGE       BOOK
-----------------------------------------------------------------------------------------
TR          JEAN - JOSEPH, MAXI                  18          17S         21E        3195
-----------------------------------------------------------------------------------------
TR          RAMNARAIN, VALDAT AND V.             18          17S         21E        3195
            RAMNARAIN
-----------------------------------------------------------------------------------------
TR          EDWARDS, HOWARD AND LORNA EDWARDS    18          17S         21E        3195
-----------------------------------------------------------------------------------------
TR          LI, MING AND JAY JI - GUANG LIU      18          17S         21E        3195
-----------------------------------------------------------------------------------------
TR          MITCHELL, AGATHA                     18          17S         21E        3195
-----------------------------------------------------------------------------------------
TR          RODRIGUEZ, DARLENE                   07          17S         21E        3195
-----------------------------------------------------------------------------------------
TR          HODGE, JOSE E.                       07          17S         21E        3195
-----------------------------------------------------------------------------------------
TR          BROOKS, WINSTON AND MARIE BROOKS     07          17S         21E        3195
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
DOC
TYPE        PAGE        RECORD DATE      COUNTY                     DESCRIPTION
----------------------------------------------------------------------------------------------------
TR          221          5-Jul-02        MARION      LOT 28, BLOCK 1384, OF MARION OAKS UNIT 11, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 214 THROUGH
                                                     224 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR          217          5-Jul-02        MARION      LOT 24, BLOCK 1384, OF MARION OAKS UNIT 11, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 214 THROUGH
                                                     224 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR          241          5-Jul-02        MARION      LOT 25 & 26, BLOCK 1384, OF MARION OAKS UNIT
                                                     11, A SUBDIVISION RECORDED IN PB O, PGS 214
                                                     THROUGH 224 OF THE PUBLIC RECORDS OF MARION
                                                     COUNTY, FLORIDA
----------------------------------------------------------------------------------------------------
TR          243          5-Jul-02        MARION      LOT 22 & 23, BLOCK 1384, OF MARION OAKS UNIT
                                                     11, A SUBDIVISION RECORDED IN PB O, PGS 214
                                                     THROUGH 224 OF THE PUBLIC RECORDS OF MARION
                                                     COUNTY, FLORIDA
----------------------------------------------------------------------------------------------------
TR          235          5-Jul-02        MARION      LOT 5, BLOCK 1387, OF MARION OAKS UNIT 11, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 214 THROUGH
                                                     224 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR          201          5-Jul-02        MARION      LOT 12, BLOCK 1399, OF MARION OAKS UNIT 11, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 214 THROUGH
                                                     224 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR          246          5-Jul-02        MARION      LOT 13 & 14, BLOCK 1399, OF MARION OAKS UNIT
                                                     11, A SUBDIVISION RECORDED IN PB O, PGS 214
                                                     THROUGH 224 OF THE PUBLIC RECORDS OF MARION
                                                     COUNTY, FLORIDA
----------------------------------------------------------------------------------------------------
TR          225          5-Jul-02        MARION      LOT 15, BLOCK 1399, OF MARION OAKS UNIT 11, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 214 THROUGH
                                                     224 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------

                                                                        10 of 13

                    EXHIBIT B TO 41ST SUPPLEMENTAL INDENTURE

-----------------------------------------------------------------------------------------
DOC
TYPE               GRANTOR                    SECTION     TOWNSHIP      RANGE       BOOK
-----------------------------------------------------------------------------------------
TR          DOOKEERAM, VERNON                    07          17S          21E       3195
-----------------------------------------------------------------------------------------
TR          LOWREY, DELIA R.                     06          17S          21E       3195
-----------------------------------------------------------------------------------------
TR          FUENTES, NEREIDA                     06          17S          21E       3195
-----------------------------------------------------------------------------------------
TR          FUENTES, AIDA I.                     06          17S          21E       3195
-----------------------------------------------------------------------------------------
TR          MATTERA JR., JOSEPH; JOSEPH          07          17S          21E       3195
            MATTERA; JAMES MATTERA
-----------------------------------------------------------------------------------------
TR          FLEITMAN, JOHN AND LAURIE            07          17S          21E       3195
            FLEITMAN
-----------------------------------------------------------------------------------------
TR          MATTERA, JOSEPH AND CATHERINE        07          17S          21E       3195
            MATTERA
-----------------------------------------------------------------------------------------
TR          RAYMOND, DOLORES B.                  07          17S          21E       3195
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
DOC
TYPE        PAGE        RECORD DATE      COUNTY                     DESCRIPTION
----------------------------------------------------------------------------------------------------
TR          213          5-Jul-02        MARION      LOT 1, BLOCK 1401, OF MARION OAKS UNIT 11, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 214 THROUGH
                                                     224 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR          203          5-Jul-02        MARION      LOT 2, BLOCK 922, OF MARION OAKS UNIT 10, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 194 THROUGH
                                                     213 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR          215          5-Jul-02        MARION      LOT 11, BLOCK 921, OF MARION OAKS UNIT 10, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 194 THROUGH
                                                     213 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR          239          5-Jul-02        MARION      LOT 10, BLOCK 921, OF MARION OAKS UNIT 10, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 194 THROUGH
                                                     213 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR          190          5-Jul-02        MARION      LOT 9, BLOCK 921, OF MARION OAKS UNIT 10, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 194 THROUGH
                                                     213 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR          205          5-Jul-02        MARION      LOT 8, BLOCK 921, OF MARION OAKS UNIT 10, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 194 THROUGH
                                                     213 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR          193          5-Jul-02        MARION      LOT 7, BLOCK 921, OF MARION OAKS UNIT 10, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 194 THROUGH
                                                     213 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR          199          5-Jul-02        MARION      LOT 6, BLOCK 921, OF MARION OAKS UNIT 10, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 194 THROUGH
                                                     213 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------

                                                                        11 of 13

                    EXHIBIT B TO 41ST SUPPLEMENTAL INDENTURE

-----------------------------------------------------------------------------------------
DOC
TYPE            GRANTOR                        SECTION     TOWNSHIP      RANGE      BOOK
-----------------------------------------------------------------------------------------
TR          GIBSON, BERTRAM                      07          17S          21E       3195
-----------------------------------------------------------------------------------------
TR          BAEZ, FELIX                          06          17S          21E       3195
-----------------------------------------------------------------------------------------
TR          GIANNAKIS, NORMA JUDITH              06          17S          21E       3195
-----------------------------------------------------------------------------------------
TR          EDUARTE, DORINA, WIDOW               06          17S          21E       3195
-----------------------------------------------------------------------------------------
TR          DIXON, CYNTHIA                       06          17S          21E       3195
-----------------------------------------------------------------------------------------
TR          SOTOMAYOR, BEATRIZ                   06          17S          21E       3195
-----------------------------------------------------------------------------------------
TR          LEBRON JR., GODOFREDO                06          17S          21E       3195
-----------------------------------------------------------------------------------------
EA          SUMTER COUNTY, FLORIDA               23          19S          23E       1002
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
DOC
TYPE        PAGE        RECORD DATE     COUNTY                      DESCRIPTION
----------------------------------------------------------------------------------------------------
TR          248          5-Jul-02       MARION       LOT 4 & 5, BLOCK 921, OF MARION OAKS UNIT 10,
                                                     A SUBDIVISION RECORDED IN PB O, PGS 194
                                                     THROUGH 213 OF THE PUBLIC RECORDS OF MARION
                                                     COUNTY, FLORIDA
----------------------------------------------------------------------------------------------------
TR          227          5-Jul-02       MARION       LOT 2, BLOCK 921, OF MARION OAKS UNIT 10, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 194 THROUGH
                                                     213 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR          207          5-Jul-02       MARION       LOT 1, BLOCK 921, OF MARION OAKS UNIT 10, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 194 THROUGH
                                                     213 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR          229          5-Jul-02       MARION       LOT 41, BLOCK 920, OF MARION OAKS UNIT 10, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 194 THROUGH
                                                     213 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR          223          5-Jul-02       MARION       LOT 1, BLOCK 920, OF MARION OAKS UNIT 10, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 194 THROUGH
                                                     213 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR          219          5-Jul-02       MARION       LOT 5, BLOCK 920, OF MARION OAKS UNIT 10, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 194 THROUGH
                                                     213 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
TR          209          5-Jul-02       MARION       LOT 9, BLOCK 920, OF MARION OAKS UNIT 10, A
                                                     SUBDIVISION RECORDED IN PB O, PGS 194 THROUGH
                                                     213 OF THE PUBLIC RECORDS OF MARION COUNTY,
                                                     FLORIDA
----------------------------------------------------------------------------------------------------
EA          462         17-Sep-02       SUMTER       COMMENCE AT THE SOUTHWEST CORNER OF THE NORTH
                                                     1/2 OF THE SOUTHEAST 1/4 OF SECTION 23,
                                                     TOWNSHIP 19 SOUTH, RANGE 23 EAST, SUMTER
                                                     COUNTY
----------------------------------------------------------------------------------------------------

                                                                        12 of 13

                    EXHIBIT B TO 41ST SUPPLEMENTAL INDENTURE

-----------------------------------------------------------------------------------------
DOC
TYPE              GRANTOR                     SECTION     TOWNSHIP      RANGE       BOOK
-----------------------------------------------------------------------------------------
EA          CARCER ENTERPRISES, INC., A          21          22S          25E       2147
            FLORIDA CORPORATION
-----------------------------------------------------------------------------------------
EA          RESOURCE ALLIANCE, INC.              11          21S          30E       4466
-----------------------------------------------------------------------------------------
EA          FIRST TEAM FORD LTD, A FLORIDA       32          19S          30E       4455
            LIMITED PARTNERSHIP
-----------------------------------------------------------------------------------------
D           MARUGEN CITRUS AMERICA, INC., A      35          28S          27E       5176
            FLORIDA CORP.
-----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
DOC
TYPE        PAGE       RECORD DATE       COUNTY                     DESCRIPTION
---------------------------------------------------------------------------------------------------
EA          856          24-Jul-02       LAKE        THAT PART OF TRACT 15, GROVELAND FARMS; A 10'
                                                     WIDE EASEMENT LYING ADJACENT TO AN EXISTING
                                                     100' EASEMENT RECORDED IN BK 218/38, PUBLIC
                                                     RECORDS OF LAKE COUNTY
---------------------------------------------------------------------------------------------------
EA          1964         22-Jul-02       SEMINOLE    ACCESS ROAD EASEMENT GRANTED TO FPC FOR THE
                                                     RIGHT, PRIVILEGE AND AUTHORITY TO OCCUPY AND
                                                     UTILIZE UNTIL THE USE THEROF IS ABANDONED, AN
                                                     EASEMENT FOR AN ACCESS ROAD FOR VEHICLES,
                                                     EQUIPMENT AND PERSONNEL.
---------------------------------------------------------------------------------------------------
EA           222         8-Jul-02        SEMINOLE    ACCESS ROAD EASEMENT
---------------------------------------------------------------------------------------------------
D            961         19-Nov.-02      POLK        A PARCEL OF LAND LYING AND BEING A PORTION OF
                                                     THE SW 1/4 OF THE NW 1/4 OF SEC 35
---------------------------------------------------------------------------------------------------

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